UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2020

Date of reporting period:    May 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.20

SEMI-ANNUAL REPORT

AB ALL CHINA EQUITY PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All China Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 7, 2020

This report provides management’s discussion of fund performance for AB All China Equity Portfolio for the semi-annual reporting period ended May 31, 2020.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2020 (unaudited)

	6 Months	12 Months

AB ALL CHINA EQUITY PORTFOLIO

Class A Shares	-0.67%	8.89%

Advisor Class Shares[1]	-0.56%	9.10%

MSCI China All Shares Index (net)[2]	3.04%	10.70%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2

MSCI discontinued the calculation and publication of MSCI All China Equity Index as of November 27, 2019, necessitating a change in the Fund’s benchmark and leaving the MSCI China All Shares Index as the sole index providing broad exposure to the entire market for Chinese equities, including China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. MSCI China All Shares Index captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g. American depositary receipts).

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) China All Shares Index (net), for the six- and 12-month periods ended May 31, 2020.

All share classes of the Fund underperformed the MSCI China All Shares Index for both periods, before sales charges. After a period of strong performance, the Fund began to face strong headwinds in February 2020, when the COVID-19 outbreak started to disrupt the market. Besides the Fund’s holdings that were negatively affected by the outbreak, the lack of exposure to large internet businesses, such as e-commerce companies and online game providers that benefited from the stay-at-home lifestyles during the lockdown, detracted, relative to the benchmark.

During the six-month period, stock selection within the consumer discretionary and health care sectors detracted, relative to the benchmark, while selection in communication services and technology contributed.

During the 12-month period, stock selection within consumer discretionary and consumer staples detracted, while selection in industrials and communication services contributed.

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The Fund utilized futures for hedging purposes, which detracted from absolute performance for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Chinese equities rose in both the six- and 12-month periods ended May 31, 2020, despite the heightened volatility amid the coronavirus outbreak that began in February. Strong performance through the end of 2019, as well as a rebound in April, triggered by signs that China was emerging from the outbreak much faster than the rest of the world, drove the overall gains. But toward the end of May, renewed tensions between the US and China dampened investor confidence again.

As the market volatility picked up early in 2020, value stocks struggled partly because of investors’ risk aversion and partly due to investors’ increased appetite for thematic stocks that are expensive but feature high growth, such as online service providers. The Fund’s performance suffered in this environment, but the valuation spreads between the most expensive and the cheapest companies in the market widened to historical levels, creating an opportunity to purchase attractive businesses at compelling prices.

Therefore, the Fund’s Senior Investment Management Team (“the Team”) focused on identifying such bargain opportunities. Given the wide range of potential outcomes for the US-China trade talks, the Team has also maintained its emphasis on idiosyncratic opportunities that are relatively unaffected by the trade issue or economic cycles.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in a portfolio of equity securities of companies economically tied to the People’s Republic of China (“China”) (including Hong Kong). A company will be considered to be economically tied to China if it: (i) is domiciled or organized in China; (ii) has securities that are traded principally in China; or (iii) conducts a substantial part of its economic activities in China. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, depositary receipts and derivative instruments related to equity securities. The Adviser expects to invest Fund assets both in shares of companies that trade on the Shanghai Stock Exchange or the Shenzhen Stock Exchange (“China A shares”) and shares of companies economically tied to China that trade in Hong Kong or outside of China.

The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high

(continued on next page)

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 3

returns. The Adviser will utilize fundamental analysis and its quantitative models to attempt to identify these securities for investment by the Fund, attempting to balance factors relating to valuation, company quality and investor sentiment, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI China All Shares Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI China All Shares Index captures large- and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g. American depositary receipts). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

market, economic, political, regulatory or other factors. Investments in emerging-market countries such as China may involve more risk than investments in developed countries because the markets in emerging-market countries are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk: Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability or unpredictable economic conditions. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the US economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk: Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling

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DISCLOSURES AND RISKS (continued)

such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	8.89%	4.22%

Since Inception[1]	-0.26%	-2.55%

ADVISOR CLASS SHARES[2]

1 Year	9.10%	9.10%

Since Inception[1]	-0.03%	-0.03%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.81% and 1.55% for Class A and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.50% and 1.25% for Class A and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2021 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 7/25/2018.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.36%

Since Inception[1]	1.68%

ADVISOR CLASS SHARES[2]

1 Year	9.32%

Since Inception[1]	4.23%

1	Inception date: 7/25/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$993.30	$7.47	1.50%
Hypothetical**	$1,000	$1,017.50	$7.57	1.50%
Advisor Class
Actual	$1,000	$994.40	$6.23	1.25%
Hypothetical**	$1,000	$1,018.75	$6.31	1.25%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $105.7

1	All data are as of May 31, 2020. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

May 31, 2020 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Alibaba Group Holding Ltd. (Sponsored ADR)	$10,586,222	10.0%

Tencent Holdings Ltd.	9,810,336	9.3

Ping An Insurance Group Co. of China Ltd. – Class A	6,037,250	5.7

China Construction Bank Corp. – Class H	4,895,420	4.6

Li Ning Co., Ltd.	2,517,092	2.4

Jiangsu Hengrui Medicine Co., Ltd. – Class A	2,395,308	2.3

Kweichow Moutai Co., Ltd. – Class A	2,334,042	2.2

Wuliangye Yibin Co., Ltd. – Class A	2,296,999	2.2

Shennan Circuits Co., Ltd. – Class A	2,152,172	2.0

Zoomlion Heavy Industry Science and Technology Co., Ltd. – Class A	2,074,547	1.9

	$45,099,388	42.6%

1	Long-term investments.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

May 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Consumer Discretionary – 19.5%
Auto Components – 0.8%
Huayu Automotive Systems Co., Ltd. – Class A	314,800	$849,014

Automobiles – 2.4%
Geely Automobile Holdings Ltd.	665,000	918,839
Guangzhou Automobile Group Co., Ltd. –Class H	1,456,000	1,205,918
SAIC Motor Corp., Ltd. – Class A	168,200	423,736

		2,548,493

Household Durables – 1.9%
Haier Smart Home Co., Ltd. – Class A	509,600	1,187,151
Midea Group Co., Ltd. – Class A	104,000	863,919

		2,051,070

Internet & Direct Marketing Retail – 10.0%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	51,045	10,586,222

Specialty Retail – 2.0%
Topsports International Holdings Ltd.(b)	759,000	1,085,747
Zhongsheng Group Holdings Ltd.	187,000	967,506

		2,053,253

Textiles, Apparel & Luxury Goods – 2.4%
Li Ning Co., Ltd.	743,000	2,517,092

		20,605,144

Financials – 18.1%
Banks – 9.8%
Bank of Nanjing Co., Ltd. – Class A	922,600	1,023,727
China Construction Bank Corp. – Class H	6,207,000	4,895,420
Industrial Bank Co., Ltd. – Class A	729,100	1,651,010
Ping An Bank Co., Ltd. – Class A	815,873	1,494,221
Shanghai Pudong Development Bank Co., Ltd. – Class A	898,800	1,335,127

		10,399,505

Capital Markets – 2.6%
CITIC Securities Co., Ltd. – Class A	616,010	1,936,198
Haitong Securities Co., Ltd. – Class H	1,006,800	769,693

		2,705,891

Insurance – 5.7%
Ping An Insurance Group Co. of China Ltd. – Class A	605,993	6,037,250

		19,142,646

Communication Services – 13.7%
Entertainment – 2.5%
G-bits Network Technology Xiamen Co., Ltd. – Class A	14,299	810,273
NetEase, Inc. (ADR)	4,910	1,880,039

		2,690,312

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Interactive Media & Services – 9.3%
Tencent Holdings Ltd.	181,150	$9,810,336

Wireless Telecommunication Services – 1.9%
China Mobile Ltd.	288,000	2,036,374

		14,537,022

Industrials – 9.7%
Building Products – 0.9%
Zhuzhou Kibing Group Co., Ltd. – Class A	1,123,500	915,027

Commercial Services & Supplies – 1.2%
A-Living Services Co., Ltd. – Class H(b)	169,750	917,917
Beijing Originwater Technology Co., Ltd. – Class A	343,000	382,227

		1,300,144

Construction & Engineering – 0.6%
China Gezhouba Group Co., Ltd. – Class A	801,900	670,378

Electrical Equipment – 0.8%
Contemporary Amperex Technology Co., Ltd. – Class A	38,149	785,598

Machinery – 5.3%
Sany Heavy Industry Co., Ltd. – Class A	700,921	1,808,749
Weichai Power Co., Ltd. – Class A	955,615	1,752,728
Zoomlion Heavy Industry Science and Technology Co., Ltd. – Class A	2,319,245	2,074,547

		5,636,024

Transportation Infrastructure – 0.9%
Guangdong Provincial Expressway Development Co., Ltd. – Class A	983,373	944,279

		10,251,450

Real Estate – 7.8%
Real Estate Management & Development – 7.8%
China Resources Land Ltd.	286,000	1,140,514
CIFI Holdings Group Co., Ltd.	1,913,083	1,389,774
Gemdale Corp. – Class A	424,220	760,816
Jinke Properties Group Co., Ltd. – Class A	768,700	832,531
Midea Real Estate Holding Ltd.(b)	569,600	1,343,856
Poly Developments and Holdings Group Co., Ltd. – Class A	678,900	1,372,741
Times China Holdings Ltd.	949,000	1,404,885

		8,245,117

Information Technology – 7.8%
Electronic Equipment, Instruments & Components – 5.2%
Luxshare Precision Industry Co., Ltd. – Class A	235,530	1,479,556
Shengyi Technology Co., Ltd. – Class A	499,342	1,883,742
Shennan Circuits Co., Ltd. – Class A	100,788	2,152,172

		5,515,470

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

IT Services – 2.6%
21Vianet Group, Inc. (ADR)(a)	69,140	$1,009,444
Beijing Sinnet Technology Co., Ltd. – Class A	130,200	455,630
GDS Holdings Ltd. (ADR)(a)(c)	21,730	1,238,610

		2,703,684

		8,219,154

Consumer Staples – 7.4%
Beverages – 4.4%
Kweichow Moutai Co., Ltd. – Class A	12,163	2,334,042
Wuliangye Yibin Co., Ltd. – Class A	110,236	2,296,999

		4,631,041

Food Products – 3.0%
Fujian Sunner Development Co., Ltd. – Class A	307,403	1,119,922
New Hope Liuhe Co., Ltd. – Class A	125,900	495,796
Shandong Yisheng Livestock & Poultry Breeding Co., Ltd. – Class A	151,530	317,330
WH Group Ltd.(b)	1,437,500	1,250,546

		3,183,594

		7,814,635

Health Care – 5.5%
Health Care Providers & Services – 1.4%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	908,500	1,440,228

Pharmaceuticals – 4.1%
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. – Class A	243,000	922,720
CSPC Pharmaceutical Group Ltd.	336,000	662,354
Jiangsu Hengrui Medicine Co., Ltd. – Class A	216,777	2,395,308
Zhejiang Medicine Co., Ltd.	185,000	418,598

		4,398,980

		5,839,208

Utilities – 5.5%
Gas Utilities – 3.5%
China Resources Gas Group Ltd.	336,000	1,840,689
ENN Energy Holdings Ltd.	160,000	1,878,402

		3,719,091

Independent Power and Renewable Electricity Producers – 2.0%
China Resources Power Holdings Co., Ltd.	376,000	438,009
China Yangtze Power Co., Ltd. – Class A	446,582	1,088,767
Huaneng Lancang River Hydropower, Inc. – Class A	1,134,600	571,332

		2,098,108

		5,817,199

16 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 3.0%
Construction Materials – 3.0%
Anhui Conch Cement Co., Ltd. – Class A	181,950	$1,453,849
China Resources Cement Holdings Ltd.	964,000	1,217,935
Guangdong Tapai Group Co., Ltd. – Class A	287,200	492,626

		3,164,410

Total Common Stocks (cost $91,843,856)		103,635,985

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(d)(e)(f) (cost $1,526,030)	1,526,030	1,526,030

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $93,369,886)		105,162,015

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(d)(e)(f) (cost $1,207,462)	1,207,462	1,207,462

Total Investments – 100.6% (cost $94,577,348)		106,369,477
Other assets less liabilities – (0.6)%		(623,517)

Net Assets – 100.0%		$105,745,960

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2020, the aggregate market value of these securities amounted to $4,598,066 or 4.3% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	Affiliated investments.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $91,843,856)	$103,635,985	(a)
Affiliated issuers (cost $2,733,492—including investment of cash collateral for securities loaned of $1,207,462)	2,733,492
Cash	2,567
Foreign currencies, at value (cost $206,189)	205,888
Receivable for capital stock sold	337,929
Unaffiliated dividends receivable	271,985
Affiliated dividends receivable	715

Total assets	107,188,561

Liabilities
Payable for collateral received on securities loaned	1,207,462
Advisory fee payable	77,683
Payable for capital stock redeemed	42,024
Administrative fee payable	28,557
Directors’ fee payable	3,944
Transfer Agent fee payable	3,000
Distribution fee payable	395
Accrued expenses and other liabilities	79,536

Total liabilities	1,442,601

Net Assets	$105,745,960

Composition of Net Assets
Capital stock, at par	$1,070
Additional paid-in capital	98,419,126
Distributable earnings	7,325,764

	$105,745,960

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,845,112	187,175	$9.86	*

Advisor	$103,900,848	10,515,100	$9.88

(a)	Includes securities on loan with a value of $1,223,562 (See Note E).

*	The maximum offering price per share for Class A shares was $10.30 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended May 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $37,457)	$658,938
Affiliated issuers	15,550
Securities lending income	2,198
Interest	8	$676,694

Expenses
Advisory fee (see Note B)	472,599
Transfer agency—Class A	188
Transfer agency—Advisor Class	9,615
Distribution fee—Class A	2,378
Administrative	47,390
Custodian	38,006
Audit and tax	26,220
Legal	26,050
Registration fees	19,436
Directors’ fees	11,447
Printing	6,331
Miscellaneous	22,975

Total expenses	682,635
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(59,804)

Net expenses		622,831

Net investment income		53,863

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(1,283,973)
Futures		(108,507)
Foreign currency transactions		(42,220)
Net change in unrealized appreciation/depreciation on:
Investments		576,995
Foreign currency denominated assets and liabilities		(217)

Net loss on investment and foreign currency transactions		(857,922)

Net Decrease in Net Assets from Operations		$(804,059)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$53,863	$886,316
Net realized loss on investment and foreign currency transactions	(1,434,700)	(1,867,825)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	576,778	12,067,379

Net increase (decrease) in net assets from operations	(804,059)	11,085,870
Distributions to Shareholders
Class A	(18,285)	– 0	–
Advisor Class	(1,057,303)	– 0	–
Capital Stock Transactions
Net increase	18,268,866	41,440,861

Total increase	16,389,219	52,526,731
Net Assets
Beginning of period	89,356,741	36,830,010

End of period	$105,745,960	$89,356,741

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 27 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All China Equity Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on July 25, 2018. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities

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NOTES TO FINANCIAL STATEMENTS (continued)

exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

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NOTES TO FINANCIAL STATEMENTS (continued)

Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where

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NOTES TO FINANCIAL STATEMENTS (continued)

management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2020:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$10,586,222		$10,018,922		$	– 0	–	$20,605,144
Financials	– 0	–	19,142,646			– 0	–	19,142,646
Communication Services	1,880,039		12,656,983			– 0	–	14,537,022
Industrials	– 0	–	10,251,450			– 0	–	10,251,450
Real Estate	– 0	–	8,245,117			– 0	–	8,245,117
Information Technology	2,248,054		5,971,100			– 0	–	8,219,154
Consumer Staples	– 0	–	7,814,635			– 0	–	7,814,635
Health Care	– 0	–	5,839,208			– 0	–	5,839,208
Utilities	– 0	–	5,817,199			– 0	–	5,817,199
Materials	– 0	–	3,164,410			– 0	–	3,164,410
Short-Term Investments:
Investment Companies	1,526,030		– 0	–		– 0	–	1,526,030
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,207,462		– 0	–		– 0	–	1,207,462

Total Investments in Securities	17,447,807		88,921,670	†		– 0	–	106,369,477
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$17,447,807		$88,921,670		$	– 0	–	$106,369,477

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of

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NOTES TO FINANCIAL STATEMENTS (continued)

dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $118,284 were deferred and amortized on a straight line basis over a one year period starting from July 25, 2018 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .95% of Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.50% and 1.25% of the daily average net assets for Class A and Advisor Class, respectively. For the six months ended May 31, 2020, such reimbursements/waivers amounted to $58,350. The Expense Caps may not be terminated by the Adviser before February 28, 2021. Any fees waived and expenses borne by the Adviser through July 25, 2019 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $218,709 for the period ended November 30, 2018 and $202,645 for the year ended November 30, 2019. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2020, the reimbursement for such services amounted to $47,390.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency

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NOTES TO FINANCIAL STATEMENTS (continued)

services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended May 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A for the six months ended May 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2020, such waiver amounted to $1,386.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2020 is as follows:

Fund	Market Value 11/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/2020 (000)	Dividend Income (000)
Government Money Market Portfolio	$647	$23,267	$22,388	$1,526	$15
Government Money Market Portfolio*	253	2,042	1,088	1,207	1

Total				$2,733	$16

*	Investment of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding

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NOTES TO FINANCIAL STATEMENTS (continued)

company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$40,703,799		$25,031,867
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$15,658,046
Gross unrealized depreciation	(3,865,917)

Net unrealized appreciation	$11,792,129

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

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NOTES TO FINANCIAL STATEMENTS (continued)

fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2020, the Fund held futures for hedging purposes.

During the six months ended May 31, 2020, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	$(108,507)	$	– 0	–

Total		$(108,507)	$	– 0	–

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2020:

Futures:
Average notional amount of buy contracts	$1,386,293	(a)

(a)	Positions were open for one month during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2020 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$ 1,223,562	$1,207,462	$	– 0	–	$2,198	$984	$68

*	As of May 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019		Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019

Class A
Shares sold	548	103,591		$5,843	$846,500

Shares issued in reinvestment of dividends	1,178	– 0	–	12,351	– 0	–

Net increase	1,726	103,591		$18,194	$846,500

Advisor Class
Shares sold	2,496,303	4,945,639		$25,126,357	$45,991,000

Shares issued in reinvestment of dividends	97,231	– 0	–	1,019,954	– 0	–

Shares redeemed	(780,749)	(557,767)		(7,895,639)	(5,396,639)

Net increase	1,812,785	4,387,872		$18,250,672	$40,594,361

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations

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NOTES TO FINANCIAL STATEMENTS (continued)

for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers.

These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging market countries such as China may involve more risk than investments in developed countries because the markets in emerging market countries are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk—Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability or unpredictable economic conditions. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

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NOTES TO FINANCIAL STATEMENTS (continued)

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to

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NOTES TO FINANCIAL STATEMENTS (continued)

other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending November 30, 2020 will be determined at the end of the current fiscal year.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	2019			2018
Distributions paid from:
Ordinary income	$	– 0	–	$	– 0	–

Total taxable distributions paid	$	– 0	–	$	– 0	–

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$940,273
Accumulated capital and other losses	(2,552,903	)(a)
Unrealized appreciation/(depreciation)	10,818,041	(b)

Total accumulated earnings/(deficit)	$9,205,411

(a)	As of November 30, 2019, the Fund had a net capital loss carryforward of $2,552,903.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2019, the Fund had a net short-term capital loss carryforward of $2,389,580 and a net long-term capital loss carryforward of $163,323, which may be carried forward for an indefinite period.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30, 2019		July 25, 2018(a) to November 30, 2018

Net asset value, beginning of period	$ 10.02		$ 8.37		$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	(.01)		.10		(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)		1.55		(1.62)

Net increase (decrease) in net asset value from operations	(.06)		1.65		(1.63)

Less: Dividends

Dividends from net investment income	(.10)		– 0	–	– 0	–

Net asset value, end of period	$ 9.86		$ 10.02		$ 8.37

Total Return

Total investment return based on net asset value(d)	(.67)%		19.71%		(16.30)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,845		$1,859		$685

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50	%(e)	1.50%		1.50	%(e)

Expenses, before waivers/reimbursements	1.61	%(e)	1.93%		4.81	%(e)

Net investment income (loss)(c)	(.22	)%(e)	1.00%		(.33	)%(e)

Portfolio turnover rate	26%		62%		38%

See footnote summary on page 39.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30, 2019		July 25, 2018(a) to November 30, 2018

Net asset value, beginning of period	$10.05		$8.38		$10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.01		.12		(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)		1.55		(1.61)

Net increase (decrease) in net asset value from operations	(.05)		1.67		(1.62)

Less: Dividends

Dividends from net investment income	(.12)		– 0	–	– 0	–

Net asset value, end of period	$9.88		$10.05		$8.38

Total Return

Total investment return based on net asset value(d)	(.56)%		19.93%		(16.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$103,901		$87,498		$36,145

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.25	%(e)	1.25%		1.25	%(e)

Expenses, before waivers/reimbursements	1.37	%(e)	1.67%		5.13	%(e)

Net investment income (loss)(c)	.11	%(e)	1.28%		(.37	)%(e)

Portfolio turnover rate	26%		62%		38%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

John Lin(2), Vice President Stuart Rae(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Chief Compliance Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s China Equity Team. Messrs. Lin and Rae are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All China Equity Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since its inception in 2018. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2018 and calendar year 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand,

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and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 45

expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

46 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 47

NOTES

48 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 49

NOTES

50 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 51

NOTES

52 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

AB ALL CHINA EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ACE-0152-0520

MAY    05.31.20

SEMI-ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 14, 2020

This report provides management’s discussion of fund performance for AB All Market Income Portfolio for the semi-annual reporting period ended May 31, 2020.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF MAY 31, 2020 (unaudited)

	6 Months	12 Months

AB ALL MARKET INCOME PORTFOLIO

Class A Shares	-15.18%	-9.72%

Class C Shares	-15.42%	-10.30%

Advisor Class Shares[1]	-15.03%	-9.36%

Primary Benchmark: MSCI ACWI (net)	-5.96%	5.43%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	3.17%	7.02%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended May 31, 2020.

During both periods, all share classes of the Fund underperformed the primary benchmark and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), before sales charges. The Fund’s strategic decision to achieve diversification involved holding assets other than equities; overall, this diversification detracted from performance, relative to the all-equity benchmark, though fixed-income asset classes returned more than equities during both periods.

Within the equity allocation, security selection detracted over both periods, particularly in income equities, while selection in global real estate investment trusts contributed. In fixed income, allocations to the AB High Income Fund detracted, while exposure to US sovereigns contributed. Fixed-income holdings underperformed the Bloomberg Barclays Global Aggregate Bond Index during both periods.

2 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

The Fund utilized derivatives in the form of futures, forwards, interest rate swaps, credit default swaps, total return swaps, inflation Consumer Price Index (“CPI”) swaps and written options for hedging and investment purposes. For both periods, interest rate swaps and credit default swaps contributed, while total return swaps, CPI swaps and written options detracted from absolute returns. Futures and forwards detracted for the six-month period and contributed for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international equities recorded negative returns for the six-month period ended May 31, 2020. All markets rallied at the conclusion of the period, rising off lows reached in March as the COVID-19 pandemic caused global equity markets to decline from all-time highs in mid-February. Continued support from central banks, early stage reopening of global economies and the prospect of a potential vaccine helped lift investor sentiment, despite a sharp contraction of economic growth and a resurgence of US-China tensions. At the end of the period, small-cap stocks briefly outperformed large-cap stocks. For most of the period, growth stocks outperformed their value-style peers; however, value saw a strong resurgence late in the period, and outperformed growth.

Global fixed-income markets were mixed over the six-month period. Investor sentiment was buoyant until the spread of COVID-19 in March caused panic among investors in risk assets that lasted for several weeks. The US Federal Reserve and other developed- and emerging-market central banks initiated significant interest-rate cuts and liquidity measures, as governments embarked on swift and unprecedented fiscal stimulus measures to offset the immediate global economic impact of the virus. Longer-maturity and higher quality developed-market treasury bond returns were positive. As markets recovered, investment-grade corporate bond returns were also positive while high-yield corporates and emerging-market sovereign bonds ended the period with losses. The US dollar advanced against most developed- and emerging-market currencies. The Swiss franc and the yen, which are also considered safe haven currencies, advanced against the US dollar.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on generating high, stable income with capital growth by investing in global fixed income, global equities and non-traditional assets. The Team utilizes rigorous quantitative research tools and fundamental expertise across all regions and markets.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Adviser will allocate the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging market countries.

In selecting equity securities for the Fund, the Adviser focuses on securities that have high-dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest-rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by

(continued on next page)

4 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

6 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-9.72%	-13.53%

5 Years	1.19%	0.31%

Since Inception[1]	1.88%	1.08%

CLASS C SHARES

1 Year	-10.30%	-11.17%

5 Years	0.45%	0.45%

Since Inception[1]	1.15%	1.15%

ADVISOR CLASS SHARES[2]

1 Year	-9.36%	-9.36%

5 Years	1.45%	1.45%

Since Inception[1]	2.15%	2.15%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.65%, 2.40% and 1.39% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/18/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.11%

5 Years	1.22%

Since Inception[1]	1.45%

CLASS C SHARES

1 Year	-11.87%

5 Years	1.34%

Since Inception[1]	1.49%

ADVISOR CLASS SHARES[2]

1 Year	-10.09%

5 Years	2.35%

Since Inception[1]	2.50%

1	Inception date: 12/18/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$848.20	$3.60	0.78%	$4.67	1.01%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%	$5.10	1.01%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$845.80	$7.06	1.53%	$8.12	1.76%
Hypothetical**	$1,000	$1,017.35	$7.72	1.53%	$8.87	1.76%
Advisor Class
Actual	$1,000	$849.70	$2.45	0.53%	$3.51	0.76%
Hypothetical**	$1,000	$1,022.35	$2.68	0.53%	$3.84	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios and other expenses of AB High Income Fund. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 13

PORTFOLIO SUMMARY

May 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $90.2

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets

AB High Income Fund, Inc.	$33,676,561	37.3%

Vanguard Real Estate ETF	990,794	1.1

Apple, Inc.	989,747	1.1

Microsoft Corp	955,283	1.1

Vanguard Global ex-U.S. Real Estate ETF	906,415	1.0

Amazon.com, Inc	534,879	0.6

Facebook, Inc.	503,751	0.6

Kimco Realty Corp.	401,896	0.5

Digital Realty Trust, Inc.	398,110	0.4

Johnson & Johnson	388,981	0.4

	$39,746,417	44.1%

1

All data are as of May 31, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	Long-term investments.

14 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 39.5%
Funds and Investment Trusts – 39.5%(a)
AB High Income Fund, Inc. – Class Z(b)	4,696,870	$33,676,561
Vanguard Global ex-U.S. Real Estate ETF	19,821	906,415
Vanguard Real Estate ETF(c)	12,796	990,794

Total Investment Companies (cost $41,339,209)		35,573,770

COMMON STOCKS – 26.2%
Information Technology – 6.6%
IT Services – 0.8%
Amadeus IT Group SA – Class A	182	9,517
Automatic Data Processing, Inc.	217	31,788
Booz Allen Hamilton Holding Corp.	256	20,418
Capgemini SE	116	11,982
Fidelity National Information Services, Inc.(d)	172	23,879
GMO Payment Gateway, Inc.	100	11,280
International Business Machines Corp.	1,833	228,942
Mastercard, Inc. – Class A	1,152	346,625
Paychex, Inc.	186	13,444

		697,875

Semiconductors & Semiconductor Equipment – 1.9%
ASML Holding NV	653	213,909
Intel Corp.(d)	5,047	317,608
KLA Corp.	1,099	193,380
Lam Research Corp.	671	183,633
NVIDIA Corp.	880	312,418
QUALCOMM, Inc.	2,782	225,008
Texas Instruments, Inc.	2,128	252,678

		1,698,634

Software – 2.6%
Adobe, Inc.(e)	739	285,697
Check Point Software Technologies Ltd.(e)	220	24,127
Citrix Systems, Inc.	1,340	198,481
Constellation Software, Inc./Canada	27	30,692
Microsoft Corp.	5,213	955,283
Nice Ltd.(e)	102	18,927
NortonLifeLock, Inc.	3,745	85,311
Oracle Corp.(d)	4,954	266,377
Oracle Corp. Japan(e)	300	35,099
Paycom Software, Inc.(e)	685	203,603
ServiceNow, Inc.(e)	656	254,482

		2,358,079

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 1.3%
Apple, Inc.(d)	3,113	$989,747
Seagate Technology PLC	3,310	175,563

		1,165,310

		5,919,898

Health Care – 4.4%
Biotechnology – 0.7%
Amgen, Inc.	1,029	236,361
Gilead Sciences, Inc.	2,667	207,573
Vertex Pharmaceuticals, Inc.(e)	740	213,090

		657,024

Health Care Equipment & Supplies – 0.3%
Coloplast A/S – Class B	1,110	187,740
Edwards Lifesciences Corp.(e)	338	75,955

		263,695

Health Care Providers & Services – 0.4%
Anthem, Inc.(d)	50	14,706
Galenica AG(f)	199	14,742
UnitedHealth Group, Inc.(d)	1,050	320,092

		349,540

Health Care Technology – 0.2%
Cerner Corp.	1,885	137,417

Life Sciences Tools & Services – 0.2%
Sartorius Stedim Biotech(e)	690	187,804

Pharmaceuticals – 2.6%
Astellas Pharma, Inc.	1,100	19,655
Bristol-Myers Squibb Co.	4,172	249,152
Eli Lilly & Co.	1,498	229,119
GlaxoSmithKline PLC	11,493	238,051
Johnson & Johnson	2,615	388,981
Merck & Co., Inc.(d)	3,788	305,767
Novo Nordisk A/S – Class B	3,897	255,272
Pfizer, Inc.	2,660	101,585
Roche Holding AG	962	333,931
Takeda Pharmaceutical Co., Ltd.	5,500	215,156

		2,336,669

		3,932,149

Financials – 2.8%
Banks – 1.0%
Bank Leumi Le-Israel BM	3,617	19,211
Comerica, Inc.	5,370	195,200
DBS Group Holdings Ltd.	500	6,917

16 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

JPMorgan Chase & Co.	89	$8,661
KBC Group NV	155	8,132
Royal Bank of Canada	3,489	226,367
Skandinaviska Enskilda Banken AB – Class A(e)	24,480	213,026
Swedbank AB – Class A(e)	6,789	85,261
Westpac Banking Corp.(c)	13,326	151,995

		914,770

Capital Markets – 1.1%
CME Group, Inc. – Class A	86	15,703
FactSet Research Systems, Inc.	610	187,581
IGM Financial, Inc.	4,395	104,381
Invesco Ltd.	1,334	10,632
Moody’s Corp.	763	204,034
Partners Group Holding AG	24	19,994
S&P Global, Inc.	783	254,490
Singapore Exchange Ltd.	24,000	141,003

		937,818

Diversified Financial Services – 0.1%
Standard Life Aberdeen PLC	35,660	114,522

Insurance – 0.2%
Admiral Group PLC	298	8,608
American Financial Group, Inc./OH	155	9,337
Legal & General Group PLC	37,469	92,508
Progressive Corp. (The)	114	8,856
RenaissanceRe Holdings Ltd.	89	14,940
Sampo Oyj – Class A(e)	506	18,181
Zurich Insurance Group AG	24	7,766

		160,196

Mortgage Real Estate Investment Trusts (REITs) – 0.4%
AGNC Investment Corp.	13,513	174,858
Annaly Capital Management, Inc.	27,520	169,523

		344,381

Thrifts & Mortgage Finance – 0.0%
Essent Group Ltd.	237	7,833

		2,479,520

Communication Services – 2.5%
Diversified Telecommunication Services – 1.0%
BT Group PLC	107,888	155,329
CenturyLink, Inc.	17,162	168,702
HKT Trust & HKT Ltd. – Class SS	10,000	14,226
Nippon Telegraph & Telephone Corp.	800	18,209
Spark New Zealand Ltd.	62,007	170,455

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telenor ASA	7,504	$113,741
Verizon Communications, Inc.	4,648	266,702

		907,364

Entertainment – 0.3%
Netflix, Inc.(e)	620	260,233

Interactive Media & Services – 0.9%
Alphabet, Inc. – Class A(d)(e)	35	50,173
Alphabet, Inc. – Class C(d)(e)	57	81,449
Auto Trader Group PLC	3,463	24,071
Facebook, Inc. – Class A(d)(e)	2,238	503,751
Z Holdings Corp.	45,800	188,378

		847,822

Media – 0.2%
Comcast Corp. – Class A	432	17,107
Eutelsat Communications SA	14,991	150,092

		167,199

Wireless Telecommunication Services – 0.1%
NTT DOCOMO, Inc.	2,000	54,967

		2,237,585

Consumer Staples – 2.0%
Beverages – 0.0%
PepsiCo, Inc.	139	18,285

Food & Staples Retailing – 0.5%
Coles Group Ltd.	16,430	168,194
Costco Wholesale Corp.	761	234,746
Koninklijke Ahold Delhaize NV	1,179	29,892
Walmart, Inc.	270	33,496

		466,328

Food Products – 0.4%
Hershey Co. (The)	910	123,469
Morinaga & Co., Ltd./Japan	300	12,886
Nestle SA	710	77,090
Salmar ASA	494	22,278
WH Group Ltd.(f)	166,000	144,410

		380,133

Household Products – 0.3%
Clorox Co. (The)	210	43,312
Kimberly-Clark Corp.	1,320	186,701
Procter & Gamble Co. (The)	230	26,662

		256,675

18 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Personal Products – 0.2%
Unilever NV	3,064	$158,341
Unilever PLC	720	38,660

		197,001

Tobacco – 0.6%
Altria Group, Inc.	5,279	206,145
British American Tobacco PLC	369	14,635
Imperial Brands PLC	9,007	164,289
Philip Morris International, Inc.(d)	317	23,255
Swedish Match AB	1,726	120,463

		528,787

		1,847,209

Real Estate – 1.9%
Equity Real Estate Investment Trusts (REITs) – 1.9%
American Tower Corp.	680	175,556
H&R Real Estate Investment Trust	25,060	176,549
Iron Mountain, Inc.(c)	6,742	173,674
Kimco Realty Corp.	19,586	217,601
Klepierre SA	9,026	171,664
Nippon Building Fund, Inc.	3	18,762
Omega Healthcare Investors, Inc.	4,622	143,929
RioCan Real Estate Investment Trust	3,123	33,025
Simon Property Group, Inc.	3,240	186,948
VEREIT, Inc.	21,133	115,809
VICI Properties, Inc.	10,650	208,953
Vornado Realty Trust	2,225	80,567

		1,703,037

Real Estate Management & Development – 0.0%
Vonovia SE	353	20,304

		1,723,341

Consumer Discretionary – 1.6%
Hotels, Restaurants & Leisure – 0.2%
Aristocrat Leisure Ltd.	1,173	20,233
Domino’s Pizza, Inc.	440	169,770
McDonald’s Corp.	121	22,545

		212,548

Household Durables – 0.0%
Persimmon PLC	839	23,932

Internet & Direct Marketing Retail – 0.6%
Amazon.com, Inc.(d)(e)	219	534,879

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multiline Retail – 0.3%
Dollar General Corp.	163	$31,216
Kohl’s Corp.	10,570	203,155

		234,371

Specialty Retail – 0.2%
AutoZone, Inc.(e)	22	25,253
Home Depot, Inc. (The)(d)	474	117,779
Ross Stores, Inc.(d)	133	12,896
TJX Cos., Inc. (The)	162	8,547

		164,475

Textiles, Apparel & Luxury Goods – 0.3%
adidas AG(e)	60	15,912
Deckers Outdoor Corp.(e)	101	18,436
Pandora A/S	5,031	252,076

		286,424

		1,456,629

Materials – 1.5%
Chemicals – 0.7%
Chr Hansen Holding A/S	1,950	189,374
LyondellBasell Industries NV – Class A	3,498	223,033
Mitsubishi Chemical Holdings Corp.	28,500	167,876

		580,283

Metals & Mining – 0.8%
BHP Group Ltd.	10,034	236,158
BHP Group PLC	5,680	111,702
Evraz PLC	54,768	191,901
Fortescue Metals Group Ltd.	23,526	217,790

		757,551

		1,337,834

Industrials – 1.4%
Aerospace & Defense – 0.1%
L3Harris Technologies, Inc.(e)	146	29,120

Air Freight & Logistics – 0.0%
CH Robinson Worldwide, Inc.	270	21,905
SG Holdings Co., Ltd.	200	6,540

		28,445

Airlines – 0.2%
Qantas Airways Ltd.	75,915	202,649

Building Products – 0.2%
LIXIL Group Corp.	14,400	201,170

Construction & Engineering – 0.1%
Obayashi Corp.	7,100	65,836

20 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 0.5%
Atlas Copco AB – Class B SHS	5,300	$188,373
Cummins, Inc.	677	114,819
Mitsubishi Heavy Industries Ltd.	5,800	150,555

		453,747

Professional Services – 0.1%
Experian PLC	605	21,219
Intertrust NV	502	7,924
RELX PLC	1,602	36,971
Verisk Analytics, Inc. – Class A	85	14,677
Wolters Kluwer NV	322	25,621

		106,412

Road & Rail – 0.1%
Nippon Express Co., Ltd.	1,500	77,163

Trading Companies & Distributors – 0.1%
Fastenal Co.	2,780	114,703

		1,279,245

Utilities – 1.3%
Electric Utilities – 1.1%
American Electric Power Co., Inc.	312	26,598
EDP – Energias de Portugal SA	2,692	12,576
Endesa SA	7,195	171,862
Enel SpA	24,086	186,227
NextEra Energy, Inc.	65	16,611
PPL Corp.	4,311	120,449
Red Electrica Corp. SA	9,910	174,497
SSE PLC	11,119	170,900
Terna Rete Elettrica Nazionale SpA	11,360	77,177

		956,897

Gas Utilities – 0.2%
AltaGas Ltd.	2,863	30,733
Snam SpA	39,690	185,922
Tokyo Gas Co., Ltd.	400	9,577

		226,232

Multi-Utilities – 0.0%
AGL Energy Ltd.	789	8,840
Ameren Corp.	252	18,832

		27,672

		1,210,801

Energy – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Keyera Corp.	10,100	160,062

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC – Class B	974	$14,870

		174,932

Total Common Stocks (cost $22,539,101)		23,599,143

PREFERRED STOCKS – 6.0%
Real Estate – 6.0%
Diversified REITs – 1.5%
Armada Hoffler Properties, Inc. Series A 6.75%	5,425	110,344
Colony Capital, Inc. Series I 7.15%	9,600	144,288
Colony Capital, Inc. Series J 7.125%	2,500	38,425
Gladstone Commercial Corp. Series D 7.00%	7,711	183,522
Gladstone Commercial Corp. Series E 6.625%	2,150	48,053
Global Net Lease, Inc. Series A 7.25%	7,900	188,257
Global Net Lease, Inc. Series B 6.875%	4,450	97,944
PS Business Parks, Inc. Series W 5.20%	5,100	129,183
PS Business Parks, Inc. Series Y 5.20%	6,600	169,422
PS Business Parks, Inc. Series Z 4.875%	2,700	66,366
VEREIT, Inc. Series F 6.70%	829	20,916
Vornado Realty Trust Series K 5.70%	4,000	98,200
Vornado Realty Trust Series L 5.40%(c)	4,100	94,956

		1,389,876

22 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial REITs – 0.7%
Monmouth Real Estate Investment Corp. Series C 6.125%	11,600	$290,000
Rexford Industrial Realty, Inc. Series A 5.875%	3,400	86,360
Rexford Industrial Realty, Inc. Series B 5.875% (c)	4,725	122,567
Rexford Industrial Realty, Inc. Series C 5.625%(c)	3,975	101,230

		600,157

Office REITs – 0.3%
City Office REIT, Inc. Series A 6.625%	7,000	153,370
SL Green Realty Corp. Series I 6.50%	800	20,768
Vornado Realty Trust Series M 5.25%	3,400	78,268

		252,406

Real Estate Operating Companies – 0.3%
Brookfield Property Partners LP Series A 5.75%	3,000	54,000
Brookfield Property Partners LP Series A2 6.375%	12,000	240,000

		294,000

Residential REITs – 0.7%
American Homes 4 Rent Series D 6.50%	6,800	176,800
American Homes 4 Rent Series E 6.35%	5,875	154,160
Investors Real Estate Trust Series C 6.625%	1,200	30,840
UMH Properties, Inc. Series C 6.75%	7,000	166,670

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

UMH Properties, Inc. Series D 6.375%(c)	5,800	$135,082

		663,552

Retail REITs – 1.5%
Brookfield Property REIT, Inc. Series A 6.375%	4,300	69,187
Cedar Realty Trust, Inc. Series C 6.50%	4,425	60,623
Kimco Realty Corp. Series L 5.125%	7,550	184,295
National Retail Properties, Inc. Series F 5.20%(c)	5,000	117,950
Saul Centers, Inc. Series D 6.125%	8,150	170,335
Saul Centers, Inc. Series E 6.00%	1,500	30,945
SITE Centers Corp. Series A 6.375%	6,775	136,313
Spirit Realty Capital, Inc. Series A 6.00%(c)	2,775	66,322
Taubman Centers, Inc. Series J 6.50%	7,450	169,115
Taubman Centers, Inc. Series K 6.25%	2,800	63,252
Urstadt Biddle Properties, Inc. Series H 6.25%	5,250	110,880
Urstadt Biddle Properties, Inc. Series K 5.875%(c)	6,500	137,345

		1,316,562

Specialized REITs – 1.0%
Digital Realty Trust, Inc. Series J 5.25%	7,000	181,020

24 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Digital Realty Trust, Inc. Series L 5.20%		8,500	$217,090
EPR Properties Series G 5.75%(c)		10,225	177,813
National Storage Affiliates Trust Series A 6.00%		5,975	160,190
Public Storage Series C 5.125%		2,625	67,725
Public Storage Series K 4.75%		1,000	25,960
Public Storage Series V 5.375%		1,650	42,157
Public Storage Series W 5.20%		700	17,976
QTS Realty Trust, Inc. Series A 7.125%(c)		1,225	33,639

			923,570

Total Preferred Stocks (cost $5,958,115)			5,440,123

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 2.5%
Angola – 0.1%
Angolan Government International Bond 9.125%, 11/26/2049(f)	U.S.$	200	119,688

Argentina – 0.1%
Argentine Republic Government International Bond 7.50%, 04/22/2026(e)(g)		150	56,719
6.625%, 07/06/2028(e)(g)		150	54,047
5.625%, 01/26/2022(e)(g)		6	2,370

			113,136

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bahrain – 0.2%
Bahrain Government International Bond 7.00%, 10/12/2028(f)	U.S.$	200	$208,750

Dominican Republic – 0.2%
Dominican Republic International Bond 6.40%, 06/05/2049(f)		200	179,250

Ecuador – 0.1%
Ecuador Government International Bond 9.65%, 12/13/2026(e)(f)(g)		200	74,400

Egypt – 0.2%
Egypt Government International Bond 8.70%, 03/01/2049(f)		200	195,437

El Salvador – 0.2%
El Salvador Government International Bond 6.375%, 01/18/2027(f)		182	148,785

Gabon – 0.2%
Gabon Government International Bond 6.625%, 02/06/2031(f)		200	166,688

Ghana – 0.2%
Ghana Government International Bond 8.95%, 03/26/2051(f)		200	173,813

Guatemala – 0.2%
Guatemala Government Bond 4.90%, 06/01/2030(f)		200	209,562

Honduras – 0.2%
Honduras Government International Bond 6.25%, 01/19/2027(f)		150	156,469

Ivory Coast – 0.2%
Ivory Coast Government International Bond 5.375%, 07/23/2024(f)		200	190,812

Lebanon – 0.0%
Lebanon Government International Bond Series G 6.60%, 11/27/2026(e)(f)(g)		107	18,658

Senegal – 0.2%
Senegal Government International Bond 6.75%, 03/13/2048(f)		200	180,125

26 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.2%
Ukraine Government International Bond 7.75%, 09/01/2027(f)	U.S.$	150	$148,359

Total Emerging Markets – Sovereigns (cost $2,834,341)			2,283,932

GOVERNMENTS – TREASURIES – 0.5%
Indonesia – 0.2%
Indonesia Treasury Bond Series FR70 8.375%, 03/15/2024	IDR	1,105,000	79,453
Series FR71 9.00%, 03/15/2029		1,438,000	107,530

			186,983

Mexico – 0.2%
Mexican Bonos Series M 20 10.00%, 12/05/2024	MXN	2,777	148,167

Russia – 0.1%
Russian Federal Bond – OFZ Series 6215 7.00%, 08/16/2023	RUB	8,885	134,629

Total Governments – Treasuries (cost $502,055)			469,779

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Mexico – 0.1%
Petroleos Mexicanos 5.95%, 01/28/2031(f)	U.S.$	43	34,776
7.69%, 01/23/2050(f)		97	80,753

Total Quasi-Sovereigns (cost $135,695)			115,529

EMERGING MARKETS – TREASURIES – 0.1%
Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2023 (cost $82,217)	BRL	322	68,463

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 21.2%
Investment Companies – 21.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(a)(b)(h) (cost $19,144,708)	19,144,708	$19,144,708

Total Investments Before Security Lending Collateral for Securities Loaned – 96.1% (cost $92,535,441)		86,695,447

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(a)(b)(h) (cost $321,250)	321,250	321,250

Total Investments – 96.5% (cost $92,856,691)		87,016,697
Other assets less liabilities – 3.5%		3,175,087

Net Assets – 100.0%		$90,191,784

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	10	June 2020	$992,955	$(10,561)
10 Yr Mini Japan Government Bond Futures	27	June 2020	3,810,218	(59,207)
Canadian 10 Yr Bond Futures	5	September 2020	557,940	(1,911)
Euro STOXX 50 Index Futures	13	June 2020	439,558	62,135
FTSE 100 Index Futures	9	June 2020	673,624	48,461
Hang Seng Index Futures	1	June 2020	146,867	(1,068)
Long Gilt Futures	5	September 2020	848,692	551
MSCI Singapore IX ETS Futures	36	June 2020	733,862	(7,592)
S&P 500 E-Mini Futures	38	June 2020	5,779,800	380,141

Sold Contracts
Mini S&P TSX 60 Futures	1	June 2020	33,253	(6,019)
MSCI EAFE Futures	6	June 2020	517,680	(87,036)
OMXS30 Index Futures	16	June 2020	276,443	(10,013)
S&P 500 E-Mini Futures	9	June 2020	1,368,900	(269,789)
S&P TSX 60 Index Futures	2	June 2020	266,027	(19,414)
SPI 200 Futures	3	June 2020	287,400	4,315
TOPIX Index Futures	1	June 2020	144,559	(27,562)

				$(4,569)

28 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	RUB	15,270	USD	209	07/14/2020	$(6,586)
Barclays Bank PLC	AUD	922	USD	607	06/17/2020	(7,756)
Barclays Bank PLC	USD	145	CNY	1,043	08/20/2020	315
Barclays Bank PLC	USD	710	PHP	36,189	08/19/2020	3,438
Barclays Bank PLC	USD	136	INR	10,326	07/23/2020	461
Barclays Bank PLC	USD	164	IDR	2,451,492	07/23/2020	1,542
BNP Paribas SA	BRL	1,074	USD	199	07/02/2020	(1,537)
BNP Paribas SA	BRL	1,074	USD	198	06/02/2020	(3,338)
BNP Paribas SA	USD	200	BRL	1,074	06/02/2020	1,546
Citibank, NA	CLP	818,499	USD	980	07/15/2020	(42,849)
Citibank, NA	COP	299,714	USD	80	07/15/2020	(45)
Citibank, NA	BRL	1,593	USD	294	06/02/2020	(4,951)
Citibank, NA	USD	295	BRL	1,593	06/02/2020	3,767
Citibank, NA	USD	220	INR	17,199	07/23/2020	6,461
Citibank, NA	USD	80	COP	299,714	07/15/2020	268
Credit Suisse International	USD	1,065	NZD	1,771	06/17/2020	34,255
Deutsche Bank AG	PEN	1,456	USD	426	07/15/2020	849
Deutsche Bank AG	PEN	760	USD	220	07/15/2020	(1,825)
Deutsche Bank AG	USD	232	PEN	794	07/15/2020	11
Goldman Sachs International	PHP	48,062	USD	941	08/19/2020	(6,730)
Goldman Sachs International	USD	55	RUB	3,931	07/14/2020	421
HSBC Bank USA	KRW	100,875	USD	82	08/13/2020	(170)
JPMorgan Chase Bank, NA	COP	1,077,815	USD	280	07/15/2020	(8,171)
JPMorgan Chase Bank, NA	COP	133,715	USD	36	07/15/2020	33
JPMorgan Chase Bank, NA	JPY	55,872	USD	520	06/17/2020	1,770
JPMorgan Chase Bank, NA	AUD	1,239	USD	804	06/17/2020	(21,961)
JPMorgan Chase Bank, NA	USD	184	CNY	1,322	08/20/2020	949
JPMorgan Chase Bank, NA	USD	193	TWD	5,701	08/20/2020	(1,244)
JPMorgan Chase Bank, NA	USD	756	SEK	7,400	06/17/2020	29,368
JPMorgan Chase Bank, NA	USD	116	INR	8,808	07/23/2020	529
JPMorgan Chase Bank, NA	USD	41	KRW	49,922	08/13/2020	(847)
JPMorgan Chase Bank, NA	USD	327	IDR	5,240,509	07/23/2020	27,225
Morgan Stanley Capital Services, Inc.	USD	430	RUB	32,098	07/14/2020	22,916
Natwest Markets PLC	USD	271	COP	1,077,815	07/15/2020	17,345
Standard Chartered Bank	USD	116	THB	3,707	08/27/2020	78
State Street Bank & Trust Co.	HUF	33,485	USD	103	07/29/2020	(3,986)
State Street Bank & Trust Co.	THB	12,468	USD	391	08/27/2020	(1,153)
State Street Bank & Trust Co.	NOK	10,584	USD	1,051	06/17/2020	(37,574)
State Street Bank & Trust Co.	CZK	12,638	USD	506	07/29/2020	(15,372)
State Street Bank & Trust Co.	MXN	5,321	USD	224	06/19/2020	(14,928)
State Street Bank & Trust Co.	ZAR	2,625	USD	143	07/17/2020	(5,773)
State Street Bank & Trust Co.	PLN	763	USD	183	07/29/2020	(6,720)
State Street Bank & Trust Co.	GBP	254	USD	309	06/17/2020	(4,324)
State Street Bank & Trust Co.	EUR	232	USD	252	06/17/2020	(5,642)
State Street Bank & Trust Co.	ILS	179	USD	51	06/15/2020	76
State Street Bank & Trust Co.	CHF	175	USD	181	06/17/2020	(1,476)
State Street Bank & Trust Co.	NOK	125	USD	12	06/15/2020	(545)
State Street Bank & Trust Co.	GBP	94	USD	115	07/17/2020	(1,121)
State Street Bank & Trust Co.	DKK	61	USD	9	06/15/2020	(183)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CHF	57	USD	59	06/15/2020	$(315)
State Street Bank & Trust Co.	EUR	50	USD	54	06/15/2020	(1,022)
State Street Bank & Trust Co.	CAD	38	USD	27	06/15/2020	(470)
State Street Bank & Trust Co.	SEK	66	USD	7	06/15/2020	(252)
State Street Bank & Trust Co.	GBP	35	USD	43	06/15/2020	(28)
State Street Bank & Trust Co.	USD	4	CHF	4	06/15/2020	21
State Street Bank & Trust Co.	USD	9	EUR	8	06/15/2020	199
State Street Bank & Trust Co.	USD	7	GBP	6	06/15/2020	(8)
State Street Bank & Trust Co.	USD	7	CHF	7	06/15/2020	(10)
State Street Bank & Trust Co.	USD	19	AUD	29	06/15/2020	435
State Street Bank & Trust Co.	USD	8	HKD	63	06/15/2020	—
State Street Bank & Trust Co.	USD	20	JPY	2,128	06/15/2020	(81)
State Street Bank & Trust Co.	USD	254	EUR	232	06/17/2020	3,210
State Street Bank & Trust Co.	USD	114	PLN	475	07/29/2020	4,321
State Street Bank & Trust Co.	USD	494	CHF	479	06/17/2020	4,175
State Street Bank & Trust Co.	USD	376	CAD	519	06/17/2020	459
State Street Bank & Trust Co.	USD	46	ZAR	811	07/17/2020	(392)
State Street Bank & Trust Co.	USD	159	NOK	1,618	07/15/2020	7,031
State Street Bank & Trust Co.	USD	611	MXN	14,602	06/19/2020	45,973
State Street Bank & Trust Co.	USD	416	SEK	4,011	06/17/2020	9,912
State Street Bank & Trust Co.	USD	614	ZAR	11,387	07/17/2020	31,354
State Street Bank & Trust Co.	USD	176	HUF	55,823	07/29/2020	2,319
State Street Bank & Trust Co.	USD	356	JPY	38,357	06/17/2020	(222)
UBS AG	BRL	2,667	USD	473	06/02/2020	(27,113)
UBS AG	USD	491	BRL	2,667	06/02/2020	8,289

						$34,601

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)	Premiums Received	U.S. $ Value
Euro STOXX 50 Index(i)	Citibank, NA	354,750	EUR	3,225.00	June 2020	EUR 355	$2,429	$(1,403)
Euro STOXX 50 Index(i)	Citibank, NA	290,250	EUR	3,225.00	June 2020	EUR 290	1,319	(1,148)
FTSE 100 Index(i)	Citibank, NA	186,750	GBP	6,225.00	June 2020	GBP 187	4,228	(2,730)
FTSE 100 Index(i)	Citibank, NA	62,250	GBP	6,225.00	June 2020	GBP 62	967	(910)
Nikkei 225 Index(i)	Goldman Sachs International	46,000,000	JPY	23,000.00	June 2020	JPY 46,000	1,150	(1,060)
Nikkei 225 Index(i)	Goldman Sachs International	23,000,000	JPY	23,000.00	June 2020	JPY 23,000	547	(530)
S&P 500 Index(i)	Goldman Sachs International	2,785,500	USD	3,095.00	June 2020	USD 2,786	25,960	(25,960)
S&P 500 Index(i)	Goldman Sachs International	2,166,500	USD	3,095.00	June 2020	USD 2,167	24,532	(24,532)

							$61,132	$(58,273)

30 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(i)	Citibank, NA	324,500	EUR	2,950.00	June 2020	EUR	325	$4,531	$(5,942)
Euro STOXX 50 Index(i)	Citibank, NA	265,500	EUR	2,950.00	June 2020	EUR	266	4,466	(4,861)
FTSE 100 Index(i)	Citibank, NA	186,750	GBP	6,225.00	June 2020	GBP	187	6,276	(8,383)
FTSE 100 Index(i)	Citibank, NA	62,250	GBP	6,225.00	June 2020	GBP	62	2,655	(2,795)
Nikkei 225 Index(i)	Goldman Sachs International	41,750,000	JPY	20,875.00	June 2020	JPY	41,750	3,060	(2,331)
Nikkei 225 Index(i)	Goldman Sachs International	20,875,000	JPY	20,875.00	June 2020	JPY	20,875	1,075	(1,166)
S&P 500 Index(i)	Goldman Sachs International	2,075,500	USD	2,965.00	June 2020	USD	2,076	30,044	(30,044)
S&P 500 Index(i)	Goldman Sachs International	2,668,500	USD	2,965.00	June 2020	USD	2,669	48,749	(48,749)

								$100,856	$(104,271)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD 310	08/21/2020	3 Month LIBOR	1.620%	Quarterly/ Semi-Annual	$2,219	$—	$2,219
USD 1,050	01/10/2022	3 Month LIBOR	1.941%	Quarterly/ Semi-Annual	33,394	—	33,394
CNY 740	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly/Quarterly	2,859	—	2,859
CNY 2,204	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly/Quarterly	9,221	—	9,221
CNY 2,236	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly/ Quarterly	9,672	—	9,672
USD 290	01/16/2028	3 Month LIBOR	2.558%	Quarterly/Semi-Annual	46,926	—	46,926
USD 350	01/23/2028	3 Month LIBOR	2.690%	Quarterly/Semi-Annual	60,404	—	60,404
USD 660	03/09/2028	3 Month LIBOR	2.931%	Quarterly/Semi-Annual	125,523	—	125,523
USD 120	04/25/2028	3 Month LIBOR	3.011%	Quarterly/Semi-Annual	23,466	—	23,466
EUR 1,010	07/16/2028	6 Month EURIBOR	0.871%	Semi-Annual/ Annual	109,525	—	109,525
USD 590	02/14/2029	3 Month LIBOR	2.707%	Quarterly/ Semi-Annual	112,995	—	112,995

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD 130	05/02/2029	3 Month LIBOR	2.501%	Quarterly/Semi-Annual	$22,129	$—	$22,129
EUR 200	05/03/2029	6 Month EURIBOR	0.523%	Semi-Annual/ Annual	14,133	—	14,133
USD 350	09/11/2029	3 Month LIBOR	1.509%	Quarterly/Semi-Annual	29,464	—	29,464
EUR 280	09/12/2029	6 Month EURIBOR	(0.157)%	Semi-Annual/ Annual	253	—	253
USD 260	10/17/2029	3 Month LIBOR	1.636%	Quarterly/Semi-Annual	24,566	—	24,566
USD 240	11/18/2029	3 Month LIBOR	1.728%	Quarterly/Semi-Annual	25,087	—	25,087
EUR 180	11/18/2029	6 Month EURIBOR	0.073%	Semi-Annual/ Annual	4,381	—	4,381
USD 190	12/18/2029	3 Month LIBOR	1.836%	Quarterly/Semi-Annual	22,973	—	22,973
GBP 130	12/20/2029	0.999%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(9,351)	—	(9,351)
NZD 400	12/24/2029	3 Month BKBM	1.780%	Quarterly/Semi-Annual	26,415	—	26,415
NZD 400	12/24/2029	1.780%	3 Month BKBM	Semi-Annual/ Quarterly	(26,248)	(25,218)	(1,030)
CAD 80	01/07/2030	2.029%	3 Month CDOR	Semi-Annual/ Semi-Annual	(5,758)	—	(5,758)
EUR 130	01/09/2030	0.105%	6 Month EURIBOR	Annual/Semi-Annual	(3,822)	—	(3,822)
USD 310	01/21/2030	3 Month LIBOR	1.790%	Quarterly/Semi-Annual	35,696	—	35,696
EUR 220	01/23/2030	6 Month EURIBOR	0.131%	Semi-Annual/ Annual	7,111	—	7,111
CHF 130	02/03/2030	6 Month LIBOR	(0.368)%	Semi-Annual/ Annual	70	—	70
CHF 390	02/06/2030	6 Month LIBOR	(0.337)%	Semi-Annual/ Annual	896	—	896
CHF 410	02/07/2030	6 Month LIBOR	(0.332)%	Semi-Annual/ Annual	1,742	—	1,742
USD 150	02/12/2030	3 Month LIBOR	1.495%	Quarterly/ Semi-Annual	13,090	—	13,090
EUR 240	03/12/2030	(0.238)%	6 Month EURIBOR	Annual/Semi-Annual	2,209	—	2,209
CHF 140	03/12/2030	6 Month LIBOR	(0.576)%	Semi-Annual/ Annual	(3,043)	—	(3,043)
EUR 70	03/24/2030	0.106%	6 Month EURIBOR	Annual/Semi-Annual	(2,026)	—	(2,026)
GBP 110	03/26/2030	0.577%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(2,251)	—	(2,251)
SEK 1,530	03/30/2030	3 Month STIBOR	0.519%	Quarterly/Annual	2,458	—	2,458

32 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CHF 160	03/30/2030	6 Month LIBOR	(0.122)%	Semi-Annual/ Annual	$4,114	$—	$4,114
USD 120	03/30/2030	0.745%	3 Month LIBOR	Semi-Annual/ Quarterly	(1,019)	—	(1,019)
USD 120	03/30/2030	3 Month LIBOR	0.745%	Quarterly/Semi-Annual	1,043	615	428
NOK 20	03/30/2030	6 Month NIBOR	1.283%	Semi-Annual/ Annual	96	—	96
GBP 140	03/31/2030	0.583%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(2,935)	—	(2,935)
JPY 71,240	04/02/2030	6 Month LIBOR	0.011%	Semi-Annual/ Semi-Annual	877	—	877
JPY 21,890	04/16/2030	6 Month LIBOR	0.005%	Semi-Annual/ Semi-Annual	117	—	117
SEK 1,490	04/16/2030	3 Month STIBOR	0.476%	Quarterly/Annual	1,661	—	1,661
USD 280	04/16/2030	3 Month LIBOR	0.807%	Quarterly/ Semi-Annual	4,205	2,998	1,207
USD 280	04/16/2030	0.807%	3 Month LIBOR	Semi-Annual/ Quarterly	(4,190)	—	(4,190)
NZD 190	04/16/2030	3 Month BKBM	0.955%	Quarterly/Semi-Annual	2,500	—	2,500
NZD 190	04/16/2030	0.955%	3 Month BKBM	Semi-Annual/ Quarterly	(2,498)	(2,724)	226
AUD 190	05/01/2030	6 Month BBSW	0.924%	Semi-Annual/ Semi-Annual	668	—	668
USD 110	05/04/2030	0.626%	3 Month LIBOR	Semi-Annual/ Quarterly	176	—	176
USD 30	05/04/2030	3 Month LIBOR	0.626%	Quarterly/Semi-Annual	(48)	(194)	146
NOK 1,300	05/05/2030	6 Month NIBOR	0.885%	Semi-Annual/ Annual	1,123	—	1,123
CHF 410	05/05/2030	6 Month LIBOR	(0.335)%	Semi-Annual/ Annual	709	—	709
EUR 400	05/05/2030	(0.127)%	6 Month EURIBOR	Annual/Semi-Annual	(489)	—	(489)
JPY 10,380	05/07/2030	6 Month LIBOR	(0.025)%	Semi-Annual/ Semi-Annual	(240)	—	(240)
CAD 830	05/28/2030	1.005%	3 Month CDOR	Semi-Annual/ Semi-Annual	(134)	—	(134)
AUD 220	05/29/2030	6 Month BBSW	0.883%	Semi-Annual/ Semi-Annual	52	—	52
NZD 260	06/02/2030	0.718%	3 Month BKBM	Semi-Annual/ Quarterly	496	—	496
USD 220	08/21/2045	3 Month LIBOR	2.630%	Quarterly/Semi-Annual	90,034	—	90,034
USD 70	09/04/2045	3 Month LIBOR	2.708%	Quarterly/Semi-Annual	29,693	—	29,693

					$842,389	$(24,523)	$866,912

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD 8,300	01/05/2023	2.163%	CPI#	Maturity	$(399,202)	$—	$(399,202)
Bank of America, NA	USD 610	01/19/2023	2.213%	CPI#	Maturity	(31,533)	—	(31,533)
Deutsche Bank AG	USD 1,920	10/01/2020	1.273%	CPI#	Maturity	21,530	—	21,530
JPMorgan Chase Bank, NA	USD 400	11/10/2021	1.896%	CPI#	Maturity	(8,415)	—	(8,415)

						$(417,620)	$—	$(417,620)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
GSABHY01(1)	1.00%	Quarterly	USD 866	02/18/2021	$(30,022)
JPMorgan Chase Bank, NA
JPQABHY1(2)	0.10%	Quarterly	USD 1,346	02/18/2021	55,005

Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
Swiss Marketing Index Future	0.00%	Monthly	CHF 103	06/24/2020	(4,261)
Swiss Marketing Index Future	0.00%	Monthly	CHF 205	06/24/2020	(21,650)
Swiss Marketing Index Future	0.00%	Monthly	CHF 307	06/24/2020	(65,249)

					$(66,177)

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(b)	Affiliated investments.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(e)	Non-income producing security.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2020, the aggregate market value of these securities amounted to $2,445,477 or 2.7% of net assets.

(g)	Defaulted.

(h)	The rate shown represents the 7-day yield as of period end.

(i)	One contract relates to 1 share.

34 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CDOR – Canadian Dealer Offered Rate

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

REIT – Real Estate Investment Trust

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

(1)	The following table represents the (long/(short)) equity basket holdings underlying the total return swap with GSABHY01 as of May 31, 2020.

Security Description	Shares	Current Notional	Percent of Basket’s Value
GSABHYS01	(11,779)	$(965,439)	(111.5)%
Russell 2000 Index	22	30,880	3.6%
Russell 1000 Index	18	30,236	3.5%

(2)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap with JPQABHY1 as of May 31, 2020.

Security Description	Shares	Current Notional	Percent of Basket’s Value
JPMorgan Cash Index USD 1 Month	(864)	$(262,911)	(19.5)%
NortonLifeLock, Inc.	2,435	55,459	4.1%
NextEra Energy, Inc.	215	54,830	4.1%
Vistra Energy Corp.	2,662	54,402	4.0%
Teleflex, Inc.	149	54,212	4.0%
Ball Corp.	759	54,094	4.0%
SBA Communications Corp.	172	53,953	4.0%
MSCI, Inc.	164	53,852	4.0%
T-Mobile US, Inc.	536	53,635	4.0%
Centene Corp.	809	53,567	4.0%
Charter Communications, Inc.	98	53,556	4.0%
Hologic, Inc.	1,010	53,550	4.0%
Altice USA, Inc.	2,077	53,425	4.0%
VeriSign, Inc.	243	53,300	4.0%
NRG Energy, Inc.	1,476	53,213	4.0%
AES Corp./The	4,251	53,093	3.9%
Charles River Laboratories International	295	53,052	3.9%
Yum! Brands, Inc.	590	52,954	3.9%
Crown Holdings, Inc.	809	52,901	3.9%
VEON, Ltd.	35,301	52,599	3.9%
Nuance Communications, Inc.	2,297	52,561	3.9%
Service Corp. International/US	1,330	52,445	3.9%
IQVIA Holdings, Inc.	350	52,376	3.9%
CDW Corp./DE	471	52,270	3.9%
Berry Global Group, Inc.	1,160	52,113	3.9%
GoDaddy, Inc.	672	51,933	3.9%
Medical Properties Trust, Inc.	2,856	51,631	3.8%
Prestige Consumer Healthcare	1,222	51,548	3.8%
Kraft Heinz Co./The	1,691	51,514	3.8%
Lamar Advertising Co.	776	51,434	3.8%
J2 Global, Inc.	655	51,289	3.8%
Sensata Technologies Holding	1,434	51,112	3.8%
XPO Logistics, Inc.	645	50,801	3.8%
HCA Healthcare, Inc.	475	50,798	3.8%
Lamb Weston Holdings, Inc.	843	50,620	3.8%
Colfax Corp.	1,790	50,219	3.7%
Qorvo, Inc.	479	50,155	3.7%
Spectrum Brands Holdings, Inc.	1,054	49,852	3.7%
Summit Materials, Inc.	3,245	49,289	3.7%
Levi Strauss & Co.	3,645	49,171	3.7%
Lennar Corp.	808	48,848	3.6%

36 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Plantronics, Inc.	(2,243)	$(29,220)	(2.2)%
Ryman Hospitality Properties	(855)	(29,220)	(2.2)%
Royal Caribbean Cruises, Ltd.	(563)	(29,220)	(2.2)%
Sabre Corp.	(4,192)	(29,220)	(2.2)%
Occidental Petroleum Corp.	(2,256)	(29,220)	(2.2)%
Navient Corp.	(3,927)	(29,220)	(2.2)%
Red Rock Resorts, Inc.	(2,117)	(29,220)	(2.2)%
OneMain Holdings, Inc.	(1,252)	(29,220)	(2.2)%
Norwegian Cruise Line Holdings	(1,866)	(29,220)	(2.2)%
Other (Short)	(71,475)	(1,051,929)	(78.2)%

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 37

STATEMENT OF ASSETS & LIABILITIES

May 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $34,334,540)	$33,874,178	(a)
Affiliated issuers (cost $58,522,151—including investment of cash collateral for securities loaned of $321,250)	53,142,519
Cash collateral due from broker	1,017,385
Foreign currencies, at value (cost $3,284,952)	3,305,788
Receivable for terminated total return swaps	367,569
Unrealized appreciation on forward currency exchange contracts	271,321
Receivable for investment securities sold and foreign currency transactions	209,207
Unaffiliated dividends and interest receivable	176,810
Affiliated dividends receivable	151,209
Receivable for capital stock sold	132,507
Unrealized appreciation on total return swaps	55,005
Receivable for newly entered centrally cleared interest rate swaps	32,687
Unrealized appreciation on inflation swaps	21,530
Receivable due from Adviser	11,904

Total assets	92,769,619

Liabilities
Due to custodian	281,570
Payable for investment securities purchased and foreign currency transactions	600,764
Unrealized depreciation on inflation swaps	439,150
Payable for collateral received on securities loaned	321,250
Payable for capital stock redeemed	277,827
Unrealized depreciation on forward currency exchange contracts	236,720
Options written, at value (premiums received $161,988)	162,544
Unrealized depreciation on total return swaps	121,182
Payable for variation margin on centrally cleared swaps	25,230
Administrative fee payable	19,383
Directors’ fees payable	7,341
Payable for variation margin on futures	2,952
Distribution fee payable	2,002
Transfer Agent fee payable	1,153
Payable for newly entered centrally cleared interest rate swaps	3,361
Accrued expenses and other liabilities	75,406

Total liabilities	2,577,835

Net Assets	$90,191,784

Composition of Net Assets
Capital stock, at par	$1,092
Additional paid-in capital	112,794,333
Accumulated loss	(22,603,641)

	$90,191,784

(a)	Includes securities on loan with a value of $1,069,475 (see Note E).

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,141,296	744,781	$8.25	*

C	$843,861	102,330	$8.25

Advisor	$83,206,627	10,076,822	$8.26

*	The maximum offering price per share for Class A shares was $8.62 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 39

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $27,833)	$856,258
Affiliated issuers	1,343,432
Interest (net of foreign taxes withheld of $794)	145,224
Securities lending income	7,047	$2,351,961

Expenses
Advisory fee (see Note B)	277,674
Distribution fee—Class A	8,678
Distribution fee—Class C	5,204
Transfer agency—Class A	1,215
Transfer agency—Class C	198
Transfer agency—Advisor Class	16,291
Custodian	89,908
Audit and tax	53,123
Registration fees	27,264
Administrative	19,383
Legal	18,295
Printing	16,127
Directors’ fees	11,141
Miscellaneous	17,419

Total expenses	561,920
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(279,600)

Net expenses		282,320

Net investment income		2,069,641

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$(2,366,986)
Investment transactions(a)	(7,483,108)
Forward currency exchange contracts	(210,815)
Futures	(248,471)
Options written	(1,378,224)
Swaps	(1,256,898)
Foreign currency transactions	155,437
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(3,750,974)
Investments(b)	(2,598,598)
Forward currency exchange contracts	(138,674)
Futures	190,771
Options written	3,348
Swaps	(226,866)
Foreign currency denominated assets and liabilities	(3,843)

Net loss on investment and foreign currency transactions	(19,313,901)

Net Decrease in Net Assets from Operations	$(17,244,260)

(a)	Net of foreign capital gains taxes of $6,182.

(b)	Net of decrease in accrued foreign capital gains taxes of $826.

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 41

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,069,641	$3,771,534
Net realized loss on investment and foreign currency transactions	(12,789,065)	(1,008,006)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(6,524,836)	8,685,069

Net increase (decrease) in net assets from operations	(17,244,260)	11,448,597
Distributions to Shareholders
Class A	(156,205)	(295,752)
Class C	(19,311)	(33,952)
Advisor Class	(2,213,421)	(4,400,064)
Capital Stock Transactions
Net increase (decrease)	1,686,100	(2,700,241)

Total increase (decrease)	(17,947,097)	4,018,588
Net Assets
Beginning of period	108,138,881	104,120,293

End of period	$90,191,784	$108,138,881

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2020:

Investments in Securities:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$35,573,770	$	– 0	–	$	– 0	–	$35,573,770
Common Stocks:
Information Technology	5,619,184		300,714			– 0	–	5,919,898
Health Care	2,479,798		1,452,351			– 0	–	3,932,149
Financials	1,592,396		887,124			– 0	–	2,479,520
Communication Services	1,348,117		889,468			– 0	–	2,237,585

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Consumer Staples	$896,071		$951,138		$	– 0	–	$1,847,209
Real Estate	1,512,611		210,730			– 0	–	1,723,341
Consumer Discretionary	1,144,476		312,153			– 0	–	1,456,629
Materials	223,033		1,114,801			– 0	–	1,337,834
Industrials	365,740		913,505			– 0	–	1,279,245
Utilities	213,223		997,578			– 0	–	1,210,801
Energy	160,062		14,870			– 0	–	174,932
Preferred Stocks	5,440,123		– 0	–		– 0	–	5,440,123
Emerging Markets—Sovereigns	– 0	–	2,283,932			– 0	–	2,283,932
Governments—Treasuries	– 0	–	469,779			– 0	–	469,779
Quasi-Sovereigns	– 0	–	115,529			– 0	–	115,529
Emerging Markets—Treasuries	– 0	–	68,463			– 0	–	68,463
Short-Term Investments	19,144,708		– 0	–		– 0	–	19,144,708
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	321,250		– 0	–		– 0	–	321,250

Total Investments in Securities	76,034,562		10,982,135			– 0	–	87,016,697
Other Financial Instruments(a):
Assets:
Futures	380,692		114,911			– 0	–	495,603	(b)
Forward Currency Exchange Contracts	– 0	–	271,321			– 0	–	271,321
Centrally Cleared Interest Rate Swaps	– 0	–	906,441			– 0	–	906,441	(b)
Inflation (CPI) Swaps	– 0	–	21,530			– 0	–	21,530
Total Return Swaps	– 0	–	55,005			– 0	–	55,005
Liabilities:
Futures	(463,950)		(36,222)			– 0	–	(500,172	)(b)
Forward Currency Exchange Contracts	– 0	–	(236,720)			– 0	–	(236,720)
Call Options Written	– 0	–	(58,273)			– 0	–	(58,273)
Put Options Written	– 0	–	(104,271)			– 0	–	(104,271)
Centrally Cleared Interest Rate Swaps	– 0	–	(64,052)			– 0	–	(64,052	)(b)
Inflation (CPI) Swaps	– 0	–	(439,150)			– 0	–	(439,150)
Total Return Swaps	– 0	–	(121,182)			– 0	–	(121,182)

Total	$75,951,304		$11,291,473		$	– 0	–	$87,242,777

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against

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NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% for the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended May 31, 2020, such reimbursements/waivers amounted to $174,203. The Expense Caps may not be terminated by the Adviser before February 28, 2021. Any fees waived and expenses borne by the Adviser through May 10, 2016 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that are subject to repayment amounted to $192,023 for the year ended November 30, 2016. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2020, the Adviser voluntarily agreed to waive such fees in the amount of $19,383.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,950 for the six months ended May 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $529 from the sale of Class A shares and received $0 and $601 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2020, such waiver amounted to $7,282.

The Fund currently invests in AB High Income Fund, Inc. (“ABHI”), an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2020 in an amount equal to the Fund’s proportionate share of all advisory fees and other expenses of ABHI that are indirectly borne by the Fund. For the six months ended May 31, 2020, such waiver amounted to $97,963.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2020 is as follows:

											Distributions
Fund	Market Value 11/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 5/31/20 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$12,176	$49,930	$42,961	$	– 0	–	$	– 0	–	$19,145	$68	$	– 0	–
AB High Income Fund, Inc.	38,947	10,195	9,347		(2,367)			(3,751)		33,677	1,273		– 0	–
Government Money Market Portfolio*	3,632	9,911	13,222		– 0	–		– 0	–	321	2		– 0	–

Total					$(2,367)			$(3,751)		$53,143	$1,343	$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment

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advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,075 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$44,349,911		$52,282,972
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$3,975,661
Gross unrealized depreciation	(9,403,064)

Net unrealized depreciation	$(5,427,403)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended May 31, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase

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and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for

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written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended May 31, 2020, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of

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NOTES TO FINANCIAL STATEMENTS (continued)

the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial

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and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended May 31, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended May 31, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by

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the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the six months ended May 31, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended May 31, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended May 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$551	*	Receivable/Payable for variation margin on futures	$71,679	*

Equity contracts	Receivable/Payable for variation margin on futures	495,052	*	Receivable/Payable for variation margin on futures	428,493	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	903,200	*	Receivable/Payable for variation margin on centrally cleared swaps	36,288	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	271,321		Unrealized depreciation on forward currency exchange contracts	236,720

Equity contracts				Options written, at value	162,544

Interest rate contracts	Unrealized appreciation on inflation swaps	21,530		Unrealized depreciation on inflation swaps	439,150

Equity contracts	Unrealized appreciation on total return swaps	55,005		Unrealized depreciation on total return swaps	121,182

Total		$1,746,659			$1,496,056

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$101,966	$(27,504)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(350,437)	$218,275

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(210,815)	(138,674)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(1,378,224)	3,348

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	234,225	53,460

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	82,480	(51,401)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,573,603)	(228,925)

Total		$(3,094,408)	$(171,421)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2020:

Futures:
Average notional amount of buy contracts	$11,966,205
Average notional amount of sale contracts	$5,647,119
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$18,437,721
Average principal amount of sale contracts	$18,837,488

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NOTES TO FINANCIAL STATEMENTS (continued)

Options Written:
Average notional amount	$16,150,558
Inflation Swaps:
Average notional amount	$11,230,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$18,708,534
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,660,000	(a)
Total Return Swaps:
Average notional amount	$27,082,045

(a)	Positions were open for less than one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$5,756	$(5,756)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	1,546	(1,546)			– 0	–		– 0	–		– 0	–
Citibank, NA	10,496	(10,496)			– 0	–		– 0	–		– 0	–
Credit Suisse International	34,255	– 0	–		– 0	–		– 0	–		34,255
Deutsche Bank AG	22,390	(1,825)			– 0	–		– 0	–		20,565
Goldman Sachs International	421	(421)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	114,879	(40,638)			– 0	–		– 0	–		74,241
Morgan Stanley Capital Services, Inc./ Morgan Stanley Capital Services LLC	22,916	(22,916)			– 0	–		– 0	–		– 0	–
Natwest Markets PLC	17,345	– 0	–		– 0	–		– 0	–		17,345
Standard Chartered Bank	78	– 0	–		– 0	–		– 0	–		78
State Street Bank & Trust Co.	109,485	(101,597)			– 0	–		– 0	–		7,888
UBS AG	8,289	(8,289)			– 0	–		– 0	–		– 0	–

Total	$347,856	$(193,484)		$	– 0	–	$	– 0	–		$154,372	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$430,735	$	– 0	–	$(430,735)		$	– 0	–	$	– 0	–
Barclays Bank PLC	14,342		(5,756)		– 0	–		– 0	–		8,586
BNP Paribas SA	4,875		(1,546)		– 0	–		– 0	–		3,329
Citibank, NA	47,845		(10,496)		– 0	–		– 0	–		37,349
Deutsche Bank AG	1,825		(1,825)		– 0	–		– 0	–		– 0	–
Goldman Sachs International	36,752		(421)		(36,331)			– 0	–		– 0	–
HSBC Bank USA	170		– 0	–	– 0	–		– 0	–		170
JPMorgan Chase Bank, NA	40,638		(40,638)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services, Inc./ Morgan Stanley Capital Services LLC	91,160		(22,916)		– 0	–		– 0	–		68,244
State Street Bank & Trust Co.	101,597		(101,597)		– 0	–		– 0	–		– 0	–
UBS AG	27,113		(8,289)		– 0	–		– 0	–		18,824

Total	$797,052		$(193,484)		$(467,066)		$	– 0	–		$136,502	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of

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investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$1,069,475	$321,250	$778,490	$7,047	$2,138	$152

*	As of May 31, 2020.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019	Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019

Class A
Shares sold	50,868	188,088	$509,267	$1,776,194

Shares issued in reinvestment of dividends and distributions	15,348	26,790	136,321	256,931

Shares redeemed	(71,931)	(65,268)	(583,494)	(614,489)

Net increase (decrease)	(5,715)	149,610	$62,094	$1,418,636

Class C
Shares sold	22,214	53,240	$224,003	$513,693

Shares issued in reinvestment of dividends and distributions	1,313	1,923	11,679	18,464

Shares redeemed	(32,373)	(19,621)	(289,915)	(191,311)

Net increase (decrease)	(8,846)	35,542	$(54,233)	$340,846

Advisor Class
Shares sold	1,917,763	4,911,372	$17,449,251	$47,025,856

Shares issued in reinvestment of dividends and distributions	197,335	346,143	1,757,286	3,318,980

Shares redeemed	(2,036,903)	(5,758,592)	(17,528,298)	(54,804,559)

Net increase (decrease)	78,195	(501,077)	$1,678,239	$(4,459,723)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Short Sale Risk— Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to

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NOTES TO FINANCIAL STATEMENTS (continued)

exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including advisory fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing

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NOTES TO FINANCIAL STATEMENTS (continued)

contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$4,729,768	$7,259,531

Total taxable distributions paid	$4,729,768	$7,259,531

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,912
Accumulated capital and other losses	(2,305,365	)(a)
Unrealized appreciation/(depreciation)	(672,070	)(b)

Total accumulated earnings/(deficit)	$(2,967,523	)(c)

(a)	As of November 30, 2019, the Fund had a net capital loss carryforward of $2,305,365.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2019, the Fund had a net short-term capital loss carryforward of $21,319 and a net long-term capital loss carryforward of $2,284,046, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2019	2018	2017	2016

Net asset value, beginning of period	$ 9.94	$ 9.30	$ 10.43	$ 9.90	$ 9.75	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.18	.33	.48	.45	.39	.35

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.67)	.74	(.95)	.72	.37	(.24)

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.49)	1.07	(.47)	1.17	.76	.11

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.43)	(.45)	(.64)	(.52)	(.36)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.21)	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.20)	(.43)	(.66)	(.64)	(.61)	(.36)

Net asset value, end of period	$ 8.25	$ 9.94	$ 9.30	$ 10.43	$ 9.90	$ 9.75

Total Return
Total investment return based on net asset value(e)	(15.18)%	11.77%	(4.80)%	12.30%	8.20%	1.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,141	$7,463	$5,590	$5,247	$399	$18

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.78	%^	.78%	.74%	.76%	.78%	.77	%^

Expenses, before waivers/reimbursements(f)‡	1.33	%^	1.41%	1.37%	1.80%	3.91%	3.92	%^

Net investment income(c)	3.89	%^	3.43%	4.85%	4.39%	4.04%	3.67	%^
Portfolio turnover rate	54%	77%	74%	69%	94%	88%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.23	%^	.24%	.26%	.23%	.22%	.21	%^

See footnote summary on page 74.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2019	2018	2017	2016

Net asset value, beginning of period	$ 9.94	$ 9.30	$ 10.44	$ 9.90	$ 9.75	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.14	.25	.40	.37	.33	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	.75	(.95)	.73	.36	(.24)

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.52)	1.00	(.55)	1.10	.69	.04

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.36)	(.38)	(.56)	(.45)	(.29)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.21)	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.17)	(.36)	(.59)	(.56)	(.54)	(.29)

Net asset value, end of period	$ 8.25	$ 9.94	$ 9.30	$ 10.44	$ 9.90	$ 9.75

Total Return
Total investment return based on net asset value(e)	(15.42)%	10.98%	(5.57	)%(g)	11.42%	7.42%	.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$844	$1,105	$704	$426	$102	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.53	%^	1.53%	1.49%	1.52%	1.54%	1.52	%^

Expenses, before waivers/reimbursements(f)‡	2.09	%^	2.16%	2.13%	2.65%	4.70%	4.57	%^

Net investment income(c)	3.11	%^	2.65%	4.11%	3.63%	3.35%	2.89	%^
Portfolio turnover rate	54%	77%	74%	69%	94%	88%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.23	%^	.24%	.26%	.23%	.22%	.21	%^

See footnote summary on page 74.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2019	2018	2017	2016

Net asset value, beginning of period	$ 9.96	$ 9.32	$ 10.45	$ 9.91	$ 9.75	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.19	.36	.50	.47	.50	.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.67)	.73	(.95)	.73	.29	(.24)

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.48)	1.09	(.45)	1.20	.79	.13

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.45)	(.47)	(.66)	(.54)	(.38)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.21)	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.22)	(.45)	(.68)	(.66)	(.63)	(.38)

Net asset value, end of period	$ 8.26	$ 9.96	$ 9.32	$ 10.45	$ 9.91	$ 9.75

Total Return
Total investment return based on net asset value(e)	(15.03)%	12.03%	(4.56)%	12.53%	8.51%	1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,207	$99,571	$97,826	$89,667	$19,926	$17,919

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.53	%^	.53%	.49%	.52%	.53%	.53	%^

Expenses, before waivers/reimbursements(f)‡	1.09	%^	1.15%	1.12%	1.61%	3.40%	3.52	% ^

Net investment income(c)	4.13	%^	3.77%	5.09%	4.64%	5.08%	3.88	%^
Portfolio turnover rate	54%	77%	74%	69%	94%	88%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.23	%^	.24%	.26%	.23%	.22%	.21	% ^

See footnote summary on page 74.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	Six Months Ended May 31, 2020		Year Ended November 30,				December 18, 2014(a) to November 30. 2015
			2019	2018	2017	2016
Class A	.21	%^	.21%	.25%	.22%	.21%	.22	%^
Class C	.21	%^	.21%	.25%	.22%	.20%	.22	%^
Advisor Class	.21	%^	.21%	.25%	.22%	.21%	.21	%^

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Harting and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Income Portfolio (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”).1

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

1

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund

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before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to the Fund’s. For this purpose, they

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 79

reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund

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in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 81

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 83

NOTES

84 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMI-0152-0520

MAY    05.31.20

SEMI-ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Small Cap Value Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 9, 2020

This report provides management’s discussion of fund performance for AB Small Cap Value Portfolio for the semi-annual reporting period ended May 31, 2020.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2020 (unaudited)

	6 Months	12 Months

AB SMALL CAP VALUE PORTFOLIO

Class A Shares	-24.17%	-15.06%

Class C Shares	-24.48%	-15.64%

Advisor Class Shares[1]	-24.03%	-14.78%

Russell 2000 Value Index	-23.05%	-14.69%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended May 31, 2020.

During the six-month period, all share classes underperformed the benchmark, before sales charges. Overall security selection detracted, relative to the benchmark, led by selections in the industrials and financials sectors, while selection within real estate and health care contributed. Sector selection was positive, as losses from underweights to health care and utilities were offset by overweights to technology and consumer staples.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. Security selection detracted, primarily within the technology and financials sectors, while selection within real estate and consumer discretionary contributed. Sector selection contributed, led by overweights to technology and consumer discretionary that were partially offset by underweights to health care and utilities.

The Fund did not utilize derivatives during the six- or 12-month periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

US and international equities recorded negative returns for the six-month period ended May 31, 2020. All markets rallied at the conclusion of the period, rising off lows reached in March as the COVID-19 pandemic caused global equity markets to decline from all-time highs in mid-February. Continued support from central banks, early stage reopening of global economies and the prospect of a potential vaccine helped lift investor sentiment, despite a sharp contraction of economic growth and a resurgence of US-China tensions. At the end of the period, small-cap stocks briefly outperformed large-cap stocks. For most of the period, growth stocks outperformed their value-style peers; however, value saw a strong resurgence late in the period and outperformed growth.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 5

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-15.06%	-18.66%

5 Years	-0.20%	-1.07%

Since Inception[1]	1.17%	0.37%

CLASS C SHARES

1 Year	-15.64%	-16.46%

5 Years	-0.96%	-0.96%

Since Inception[1]	0.40%	0.40%

ADVISOR CLASS SHARES[2]

1 Year	-14.78%	-14.78%

5 Years	0.05%	0.05%

Since Inception[1]	1.43%	1.43%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.20%, 1.97% and 0.96% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-23.01%

5 Years	-0.41%

Since Inception[1]	0.76%

CLASS C SHARES

1 Year	-21.03%

5 Years	-0.30%

Since Inception[1]	0.76%

ADVISOR CLASS SHARES[2]

1 Year	-19.43%

5 Years	0.72%

Since Inception[1]	1.80%

1	Inception date: 12/3/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$758.30	$5.36	1.22%
Hypothetical**	$1,000	$1,018.90	$6.16	1.22%
Class C
Actual	$1,000	$755.20	$8.73	1.99%
Hypothetical**	$1,000	$1,015.05	$10.02	1.99%
Advisor Class
Actual	$1,000	$759.70	$4.27	0.97%
Hypothetical**	$1,000	$1,020.15	$4.90	0.97%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 9

PORTFOLIO SUMMARY

May 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $288.1

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Masonite International Corp.	$5,087,562	1.8%

Hain Celestial Group, Inc. (The)	4,973,966	1.7

KB Home	4,948,437	1.7

Papa John’s International, Inc.	4,854,961	1.7

El Pollo Loco Holdings, Inc.	4,746,994	1.7

Kennametal, Inc.	4,715,661	1.6

Molina Healthcare, Inc.	4,462,839	1.6

STAG Industrial, Inc.	4,412,273	1.5

CommVault Systems, Inc.	4,345,081	1.5

Dana, Inc.	4,332,689	1.5

	$46,880,463	16.3%

1	All data are as of May 31, 2020. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Financials – 24.6%
Banks – 16.5%
1st Source Corp.	76,196	$2,635,620
Associated Banc-Corp.	226,570	3,174,246
Bank of Marin Bancorp	61,219	2,060,019
Carter Bank & Trust	195,035	1,376,947
Harborone Northeast Bancorp(a)	356,235	2,839,193
Heritage Financial Corp./WA	154,482	2,935,158
IBERIABANK Corp.	72,583	3,078,245
Independent Bank Group, Inc.	99,710	3,777,015
Opus Bank	133,538	2,602,655
Sandy Spring Bancorp, Inc.	116,971	2,836,547
Sterling Bancorp/DE	219,900	2,704,770
Synovus Financial Corp.	138,425	2,656,376
Texas Capital Bancshares, Inc.(a)	71,265	1,907,051
TriCo Bancshares	109,233	3,098,940
Umpqua Holdings Corp.	306,994	3,496,662
Webster Financial Corp.	113,123	3,201,381
Zions Bancorp NA	94,483	3,108,963

		47,489,788

Capital Markets – 1.0%
Moelis & Co.	83,948	2,823,171

Insurance – 3.4%
First American Financial Corp.	62,049	3,132,854
Hanover Insurance Group, Inc. (The)	5,810	583,034
Kemper Corp.	26,836	1,701,402
Selective Insurance Group, Inc.	54,462	2,856,532
State Auto Financial Corp.	71,952	1,434,723

		9,708,545

Thrifts & Mortgage Finance – 3.7%
BankUnited, Inc.	225,823	4,173,209
Essent Group Ltd.	89,848	2,969,476
WSFS Financial Corp.	133,883	3,704,543

		10,847,228

		70,868,732

Information Technology – 17.3%
Communications Equipment – 2.8%
Casa Systems, Inc.(a)	727,101	3,162,889
Extreme Networks, Inc.(a)	418,207	1,380,083
NetScout Systems, Inc.(a)	128,762	3,537,092

		8,080,064

Electronic Equipment, Instruments & Components – 3.4%
Belden, Inc.	106,942	3,640,306
TTM Technologies, Inc.(a)	273,377	3,162,972
Vishay Intertechnology, Inc.	184,020	2,992,165

		9,795,443

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

IT Services – 2.8%
CSG Systems International, Inc.	39,644	$1,877,143
Unisys Corp.(a)	296,097	3,363,662
WNS Holdings Ltd. (ADR)(a)	59,344	2,868,689

		8,109,494

Semiconductors & Semiconductor Equipment – 3.7%
Kulicke & Soffa Industries, Inc.	187,084	4,183,198
MagnaChip Semiconductor Corp.(a)(b)	242,858	2,686,010
MaxLinear, Inc. – Class A(a)	169,546	2,936,537
Onto Innovation, Inc.(a)	31,042	964,785

		10,770,530

Software – 3.6%
A10 Networks, Inc.(a)	435,319	2,960,169
CommVault Systems, Inc.(a)	107,392	4,345,081
Verint Systems, Inc.(a)	65,144	3,020,727

		10,325,977

Technology Hardware, Storage & Peripherals – 1.0%
NCR Corp.(a)	153,817	2,776,397

		49,857,905

Consumer Discretionary – 16.9%
Auto Components – 1.5%
Dana, Inc.	342,776	4,332,689

Diversified Consumer Services – 1.6%
Houghton Mifflin Harcourt Co.(a)	447,825	685,173
Regis Corp.(a)	361,562	3,803,632

		4,488,805

Hotels, Restaurants & Leisure – 4.2%
El Pollo Loco Holdings, Inc.(a)(b)	342,249	4,746,994
Papa John’s International, Inc.	62,331	4,854,961
Ruth’s Hospitality Group, Inc.	299,289	2,427,234

		12,029,189

Household Durables – 2.7%
KB Home	149,590	4,948,437
Taylor Morrison Home Corp. – Class A(a)	145,578	2,814,023

		7,762,460

Leisure Products – 2.5%
Callaway Golf Co.	264,568	4,053,182
Malibu Boats, Inc.(a)	69,097	3,256,541

		7,309,723

Specialty Retail – 2.1%
Citi Trends, Inc.	151,351	2,457,940
Williams-Sonoma, Inc.(b)	43,890	3,652,087

		6,110,027

12 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 2.3%
Crocs, Inc.(a)	84,096	$2,409,350
Oxford Industries, Inc.	50,265	2,142,294
Skechers U.S.A., Inc. – Class A(a)	70,477	2,207,340

		6,758,984

		48,791,877

Industrials – 13.1%
Aerospace & Defense – 0.8%
AAR Corp.	109,590	2,210,430

Air Freight & Logistics – 0.7%
Hub Group, Inc. – Class A(a)	44,518	2,082,107

Airlines – 0.9%
SkyWest, Inc.	80,551	2,583,271

Building Products – 1.8%
Masonite International Corp.(a)	76,643	5,087,562

Commercial Services & Supplies – 0.4%
Knoll, Inc.	108,432	1,145,042

Construction & Engineering – 1.1%
Primoris Services Corp.	194,933	3,253,432

Electrical Equipment – 2.7%
EnerSys	57,771	3,656,904
Regal Beloit Corp.	52,280	4,158,351

		7,815,255

Machinery – 4.1%
Blue Bird Corp.(a)	44,863	643,784
Kennametal, Inc.	169,995	4,715,661
Shey Group , Inc. (The)	238,670	4,076,484
Terex Corp.	148,030	2,327,032

		11,762,961

Trading Companies & Distributors – 0.6%
MRC Global, Inc.(a)	312,785	1,851,687

		37,791,747

Real Estate – 9.0%
Equity Real Estate Investment Trusts (REITs) – 9.0%
Armada Hoffler Properties, Inc.	184,828	1,593,217
City Office REIT, Inc.	228,865	2,123,867
Cousins Properties, Inc.	107,123	3,333,668
Easterly Government Properties, Inc.	85,218	2,136,415
Independence Realty Trust, Inc.	340,699	3,369,513
National Storage Affiliates Trust	127,740	3,833,478
Physicians Realty Trust	176,886	3,054,821
RLJ Lodging Trust	212,520	2,191,081

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

STAG Industrial, Inc.	164,025	$4,412,273

		26,048,333

Consumer Staples – 4.5%
Beverages – 1.4%
Primo Water Corp.	329,821	3,967,747

Food Products – 3.1%
Hain Celestial Group, Inc. (The)(a)(b)	158,004	4,973,966
Nomad Foods Ltd.(a)	195,069	4,131,561

		9,105,527

		13,073,274

Materials – 3.4%
Chemicals – 1.8%
Orion Engineered Carbons SA	299,854	3,316,385
Trinseo SA	81,274	1,672,619

		4,989,004

Containers & Packaging – 0.8%
Graphic Packaging Holding Co.	159,091	2,302,047

Metals & Mining – 0.8%
Carpenter Technology Corp.	101,725	2,377,313

		9,668,364

Energy – 2.8%
Energy Equipment & Services – 2.8%
Cactus, Inc. – Class A	146,940	2,803,615
Dril-Quip, Inc.(a)	92,394	2,807,854
Helix Energy Solutions Group, Inc.(a)	726,886	2,442,337

		8,053,806

Health Care – 2.8%
Health Care Providers & Services – 1.6%
Molina Healthcare, Inc.(a)	24,017	4,462,839

Life Sciences Tools & Services – 1.2%
ICON PLC(a)	20,875	3,516,394

		7,979,233

Utilities – 2.1%
Electric Utilities – 1.1%
PNM Resources, Inc.	78,387	3,199,757

Multi-Utilities – 1.0%
Black Hills Corp.	48,021	2,963,376

		6,163,133

Communication Services – 0.9%
Media – 0.9%
Criteo SA (Sponsored ADR)(a)	237,947	2,438,957

Total Common Stocks (cost $335,344,647)		280,735,361

14 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.1%
Investment Companies – 3.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(c)(d)(e) (cost $8,914,305)	8,914,305	$8,914,305

Total Investments Before Security Lending Collateral for Securities Loaned – 100.5% (cost $344,258,952)		289,649,666

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(c)(d)(e) (cost $3,216)	3,216	3,216

Total Investments – 100.5% (cost $344,262,168)		289,652,882
Other assets less liabilities – (0.5)%		(1,510,609)

Net Assets – 100.0%		$288,142,273

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 15

STATEMENT OF ASSETS & LIABILITIES

May 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $335,344,647)	$280,735,361	(a)
Affiliated issuers (cost $8,917,521—including investment of cash collateral for securities loaned of $3,216)	8,917,521
Receivable for investment securities sold	1,063,265
Receivable for capital stock sold	554,204
Unaffiliated dividends receivable	206,366
Affiliated dividends receivable	1,230

Total assets	291,477,947

Liabilities
Payable for capital stock redeemed	1,507,827
Payable for investment securities purchased	1,506,338
Advisory fee payable	182,067
Administrative fee payable	36,599
Distribution fee payable	19,549
Transfer Agent fee payable	14,919
Directors’ fees payable	6,682
Payable for collateral received on securities loaned	3,216
Accrued expenses	58,477

Total liabilities	3,335,674

Net Assets	$288,142,273

Composition of Net Assets
Capital stock, at par	$3,129
Additional paid-in capital	375,546,776
Accumulated loss	(87,407,632)

	$288,142,273

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$113,123,041	12,363,214	$9.15	*

C	$260,498	29,670	$8.78

Advisor	$174,758,734	18,899,451	$9.25

(a)	Includes securities on loan with a value of $6,517,792 (see Note E).

*	The maximum offering price per share for Class A shares was $9.56 which reflects a sales charge of 4.25%.

See notes to financial statements.

16 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $22,243)	$2,853,309
Affiliated issuers	35,194
Securities lending income	4,819	$2,893,322

Expenses
Advisory fee (see Note B)	1,272,390
Distribution fee—Class A	155,255
Distribution fee—Class C	1,225
Transfer agency—Class A	30,119
Transfer agency—Class C	78
Transfer agency—Advisor Class	47,796
Custodian	54,683
Administrative	41,808
Registration fees	26,861
Audit and tax	24,252
Legal	18,333
Printing	13,566
Directors’ fees	11,379
Miscellaneous	7,524

Total expenses	1,705,269
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(3,398)

Net expenses		1,701,871

Net investment income		1,191,451

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(31,372,460)
Net change in unrealized appreciation/depreciation of investments		(58,448,832)

Net loss on investment transactions		(89,821,292)

Net Decrease in Net Assets from Operations		$(88,629,841)

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,191,451	$1,194,055
Net realized gain (loss) on investment transactions	(31,372,460)	8,943,978
Net change in unrealized appreciation/depreciation of investments	(58,448,832)	6,024,450

Net increase (decrease) in net assets from operations	(88,629,841)	16,162,483
Distributions to Shareholders
Class A	(4,376,367)	(9,300,471)
Class C	(7,131)	(8,159)
Advisor Class	(6,263,355)	(7,499,581)
Capital Stock Transactions
Net increase	9,450,481	54,451,039

Total increase (decrease)	(89,826,213)	53,805,311
Net Assets
Beginning of period	377,968,486	324,163,175

End of period	$288,142,273	$377,968,486

See notes to financial statements.

18 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

20 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$280,735,361		$	– 0	–	$	– 0	–	$280,735,361
Short-Term Investments	8,914,305			– 0	–		– 0	–	8,914,305
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,216			– 0	–		– 0	–	3,216

Total Investments in Securities	289,652,882			– 0	–		– 0	–	289,652,882
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$289,652,882		$	– 0	–	$	– 0	–	$289,652,882

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

22 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended May 31, 2020, there were no such reimbursements. The Expense Caps may not be terminated by the Adviser before February 28, 2021. Any fees waived and expenses borne by the Adviser through December 2, 2015 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that were subject to repayment amounted to $300,074 and $1,186 for the period ended November 30, 2015 and the year November 30, 2016, respectively. During the years ended November 30, 2019, November 30, 2018 and November 30, 2017, the Fund made repayments to the Adviser in the amount of $1,186, $163,284 and $35,439, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2020, the reimbursement for such services amounted to $41,808.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $27,243 for the six months ended May 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $21 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2020.

24 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2020, such waiver amounted to $3,359.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2020 is as follows:

Fund	Market Value 11/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$15,454	$42,245	$48,784	$8,915	$35
Government Money Market Portfolio*	464	1,472	1,933	3	0	**

Total				$8,918	$35

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $464 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$69,327,871		$68,164,213
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$18,064,639
Gross unrealized depreciation	(72,673,925)

Net unrealized depreciation	$(54,609,286)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2020.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$6,517,792	$3,216	$6,126,486	$4,819	$364	$39

*	As of May 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30, 2019	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30, 2019

Class A
Shares sold	2,357,545		419,752	$20,396,821		$4,865,731

Shares issued in reinvestment of distributions	352,586		817,078	4,280,393		9,151,275

Shares converted from Class C	– 0	–	93	– 0	–	1,114

Shares redeemed	(3,530,769)		(2,334,788)	(34,254,037)		(27,081,220)

Net decrease	(820,638)		(1,097,865)	$(9,576,823)		$(13,063,100)

Class C
Shares sold	7,256		15,541	$63,748		$173,638

Shares issued in reinvestment of distributions	454		692	5,302		7,506

Shares converted to Class A	– 0	–	(97)	– 0	–	(1,114)

Shares redeemed	(1,325)		(5,376)	(15,701)		(60,529)

Net increase	6,385		10,760	$53,349		$119,501

Advisor Class
Shares sold	6,093,238		7,182,321	$55,613,548		$84,404,519

Shares issued in reinvestment of distributions	452,381		584,156	5,541,673		6,600,965

Shares redeemed	(4,723,316)		(2,013,128)	(42,181,266)		(23,610,846)

Net increase	1,822,303		5,753,349	$18,973,955		$67,394,638

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability

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NOTES TO FINANCIAL STATEMENTS (continued)

at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may

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NOTES TO FINANCIAL STATEMENTS (continued)

lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$3,838,462	$2,391,640
Net long-term capital gains	12,969,749	12,246,513

Total taxable distributions paid	$16,808,211	$14,638,153

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,212,444
Undistributed capital gains	4,333,087
Unrealized appreciation/(depreciation)	1,323,531	(a)

Total accumulated earnings/(deficit)	$11,869,062

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2019, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

32 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2019	2018	2017	2016

Net asset value, beginning of period	$ 12.40	$ 12.59	$ 14.01	$ 12.65	$ 10.64	$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.03	.03	(.01)	(.02)	(.01)	.00	(d)

Net realized and unrealized gain (loss) on investment transactions	(2.95)	.43	(.65)	1.45	2.07	.66

Net increase (decrease) in net asset value from operations	(2.92)	.46	(.66)	1.43	2.06	.66

Less: Dividends and Distributions

Dividends from net investment income	(.02)	– 0	–	– 0	–	– 0	–	(.01)	(.02)

Distributions from net realized gain on investment transactions	(.31)	(.65)	(.76)	(.07)	(.04)	– 0	–

Total dividends and distributions	(.33)	(.65)	(.76)	(.07)	(.05)	(.02)

Net asset value, end of period	$ 9.15	$ 12.40	$ 12.59	$ 14.01	$ 12.65	$ 10.64

Total Return

Total investment return based on net asset value(e)	(24.17)%	4.22%	(4.97)%	11.35%	19.52%	6.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$113,123	$163,493	$179,874	$197,908	$140,096	$79,707

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.22	%^	1.20%	1.24%	1.24%	1.25%	1.25	%^

Expenses, before waivers/reimbursements(f)‡	1.22	%^	1.20%	1.25%	1.25%	1.43%	1.91	%^

Net investment income (loss)(c)	.58	%^	.24%	(.07)%	(.18)%	(.12)%	.02	%^

Portfolio turnover rate	22%	40%	42%	36%	51%	43%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.01%	.01%	.01%	.00%

See footnote summary on page 36.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2019	2018	2017	2016

Net asset value, beginning of period	$ 11.93	$ 12.23	$ 13.72	$ 12.48	$ 10.56	$ 10.00

Income From Investment Operations

Net investment loss(b)(c)	(.01)	(.06)	(.11)	(.12)	(.09)	(.08)

Net realized and unrealized gain (loss) on investment transactions	(2.83)	.41	(.62)	1.43	2.05	.66

Net increase (decrease) in net asset value from operations	(2.84)	.35	(.73)	1.31	1.96	.58

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Distributions from net realized gain on investment transactions	(.31)	(.65)	(.76)	(.07)	(.04)	– 0	–

Total dividends and distributions	(.31)	(.65)	(.76)	(.07)	(.04)	(.02)

Net asset value, end of period	$ 8.78	$ 11.93	$ 12.23	$ 13.72	$ 12.48	$ 10.56

Total Return

Total investment return based on net asset value(e)	(24.48)%	3.40%	(5.62)%	10.53%	18.62%	5.78%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$260	$278	$153	$41	$53	$34

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.99	%^	1.97%	1.99%	1.99%	2.00%	2.00	%^

Expenses, before waivers/reimbursements(f)‡	1.99	%^	1.97%	2.00%	2.07%	2.31%	4.26	%^

Net investment loss(c)	(.16	)%^	(.54)%	(.82)%	(.94)%	(.84)%	(.75	)%^

Portfolio turnover rate	22%	40%	42%	36%	51%	43%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.01%	.01%	.01%	.00%

See footnote summary on page 36.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2019	2018	2017	2016

Net asset value, beginning of period	$ 12.54	$ 12.73	$ 14.12	$ 12.71	$ 10.66	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.04	.06	.03	.01	.01	.02

Net realized and unrealized gain (loss) on investment transactions	(2.96)	.43	(.66)	1.47	2.09	.66

Net increase (decrease) in net asset value from operations	(2.92)	.49	(.63)	1.48	2.10	.68

Less: Dividends and Distributions

Dividends from net investment income	(.06)	(.03)	– 0	–	– 0	–	(.01)	(.02)

Distributions from net realized gain on investment transactions	(.31)	(.65)	(.76)	(.07)	(.04)	– 0	–

Total dividends and distributions	(.37)	(.68)	(.76)	(.07)	(.05)	(.02)

Net asset value, end of period	$ 9.25	$ 12.54	$ 12.73	$ 14.12	$ 12.71	$ 10.66

Total Return

Total investment return based on net asset value(e)	(24.03)%	4.41%	(4.70)%	11.69%	19.74%	6.83	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$174,759	$214,197	$144,136	$73,679	$7,635	$4,075

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.97	%^	.95%	.99%	.99%	1.00%	1.00	%^

Expenses, before waivers/reimbursements(f)‡	.97	%^	.96%	1.00%	1.00%	1.19%	3.55	%^

Net investment income(c)	.86	%^	.48%	.20%	.07%	.11%	.24	%^

Portfolio turnover rate	22%	40%	42%	36%	51%	43%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.01%	.01%	.01%	.00%

See footnote summary on page 36.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to 0.01%, 0.01% and 0.01%, respectively.

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol J. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein
Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s prior Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s prior Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers

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receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 41

Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was

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likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 43

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCV-0152-0520

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 27, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 27, 2020